AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2012

Securities Act Registration No. 333-12745
Investment Company Act Reg. No. 811-07831

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	21	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	23	[	X	]

(Check appropriate box or boxes.)

FMI FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 226-4555 (Registrant’s Telephone Number, including Area Code)

Ted. D. Kellner	Copy to:
Fiduciary Management, Inc.	Richard L. Teigen
100 East Wisconsin Avenue, Suite 2200	Foley & Lardner LLP
Milwaukee, WI 53202	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On January 31, 2012 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
January 31, 2012

FMI

Focus Fund

(Ticker Symbol: FMIOX)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

(Ticker Symbol: FMIOX)

Prospectus
January 31, 2012

FMI Focus Fund is a no-load mutual
fund seeking capital appreciation.

The Securities and Exchange Commission has not
approved or disapproved these securities or determined
if this Prospectus is accurate or complete.  Any
representation to the contrary is a criminal offense.

FMI Focus Fund • 100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202 • (414) 226-4555 • www.fmifunds.com

SUMMARY SECTION

Investment Objective:  FMI Focus Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.26%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies:  The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely, less than $5 billion market capitalization) United States companies, that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.  The Fund takes a “focused” approach to investing, meaning the Fund conducts extensive research (namely, focuses) on each prospective investment before purchasing.

1

The Fund’s portfolio managers actively trade the Fund’s portfolio.  The Fund’s portfolio managers may also use the following investment techniques:

•Effect “short sales” of a security when they think it will decline in value.

•Purchase securities with borrowed funds.

•Purchase put and call options and write call options on securities and stock indexes.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•The security has achieved its value potential.

•Such sale is necessary for portfolio diversification.

•Changing fundamentals signal a deteriorating value potential.

•Other securities have a better value potential.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

• Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

• Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

• Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

• Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

• Market Timing Risk:  Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.  The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

2

• Leverage Risk: When our portfolio managers purchase securities with borrowed funds, they engage in a speculative investment practice called “leverage.” When the Fund engages in “leverage,” it has the potential to incur losses greater than if it had not engaged in leverage.

• Options Writing and Selling Risk:  If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Similarly, the Fund likely will lose money if the underlying stock or index of a call option it has written increases in value. It is possible that there may be times when a market for the Fund’s outstanding options does not exist.

• Short Sales Risk:  The risk of incurring losses due to an appreciation in value of a security that was sold short.  Losses may incur if a short position is closed out earlier than the Fund had intended.  The potential loss is unlimited.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index and the Russell 2000 Growth Index.  For additional information on these indexes, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Focus Fund
(Annual total return as of 12/31)

Note:
During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 25.25% (quarter ended September 30, 2009 ) and the lowest total return for a quarter was -23.77% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

3

Average Annual Total Returns
(for the periods ended December 31, 2011 )	One Year	Five Years	Ten Years
FMI Focus Fund
Return before taxes	-3.37%	4.75%	6.29%
Return after taxes on distributions	-3.96%	3.67%	5.18%
Return after taxes on distributions and sale of Fund shares	-1.40%	3.80%	5.15%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	-4.18%	0.15%	5.62%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%

Investment Adviser and Sub-Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.  Broadview Advisors, LLC is the sub-adviser for the Fund.

Portfolio Managers:  The investment portfolio of the Fund is managed by the sub-adviser.  All investment decisions are made by a team of investment professionals representing the investment adviser, any of whom may make recommendations subject to the final approval of Richard E. Lane.  Mr. Lane has been with the sub-adviser since 2001 and is currently its President.  The other members of the investment team are Aaron Garcia, who has been with the sub-adviser since 2003 and is currently a senior security analyst; Faraz Farzam, who has been with the sub-adviser since 2001 and is currently a senior security analyst; and Richard Whiting, who has been with the sub-adviser since 2001 and is currently Manager of its Trading Department and a security analyst.

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open.  You may purchase, redeem or exchange Fund shares; through the mail (FMI Focus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) : by wire transfer ; by telephone at 1-800-811-5311 ; or through a financial intermediary.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT THE FUND’S
PRINCIPAL INVESTMENT STRATEGIES AND
DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund seeks capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

Principal Investment Strategies:  The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely less than $5 billion market capitalization) United States companies, that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.  The Fund takes a “focused” approach to investing, meaning the Fund conducts extensive research (namely, focuses) on each prospective investment before purchasing.

The Fund’s portfolio managers actively trade the Fund’s portfolio.  The Fund’s portfolio managers may also use the following investment techniques:

•Effect “short sales” of a security when they think it will decline in value.

•Purchase securities with borrowed funds.

•Purchase put and call options and write call options on securities and stock indexes.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•The security has achieved its value potential.

•Such sale is necessary for portfolio diversification.

•Changing fundamentals signal a deteriorating value potential.

•Other securities have a better value potential.

Non-Principal Investment Strategies:  The Fund, in response to adverse market, economic, political or other conditions may take a temporary defensive position.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses or satisfy redemption requests.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

5

MANAGEMENT OF THE FUND

Fiduciary Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser’s address is:

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

The Adviser has been in business since 1980 and has been the Fund’s investment adviser since the Fund’s inception, December 16, 1996.

As the investment adviser to the Fund, the Adviser:

•Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Fund; and

•Selects one or more sub-advisors and monitors the sub-advisors’ investment programs and results.

The Fund pays the Adviser an annual investment advisory fee equal to 1.00% of its average daily net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

Broadview Advisors, LLC is the sub-adviser to the Fund.  Its address is:

330 East Kilbourn Avenue
Suite 1475
Milwaukee, WI  53202

Mr. Lane has served as a portfolio manager to the Fund since October 1, 1997, and is currently the President of Broadview Advisors, LLC. Mr. Lane was employed by the Adviser as a financial analyst and portfolio manager from September 1994 through April 2001 when Broadview Advisors, LLC was organized.

The investment portfolio of the Fund is managed by the sub-adviser.  All investment decisions are made by a team of investment professionals representing the investment adviser, any of whom may make recommendations subject to final approval of Richard E. Lane.  Mr. Lane has been with the sub-adviser since 2001 and is currently its President.  The other members of the investment team are Aaron Garcia, who has been with the sub-adviser since 2003 and is currently a senior security analyst; Faraz Farzam, who has been with the sub-adviser since 2001 and is currently a senior security analyst; and Richard Whiting, who has been with the sub-adviser since 2001 and is currently its Manager of the Trading Department and a security analyst.

Broadview Advisors, LLC has been in business since May 2001 and is the Fund’s only sub-adviser.  Broadview Advisors, LLC selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund and, upon making any purchase or sale decision, places orders for the execution of such portfolio transactions.

The Adviser, not the Fund, is responsible for paying the fee of Broadview Advisors, LLC.  The Adviser pays a fee equal to 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

6

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Fund’s adviser or sub-adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase, exchange or redemption order is in “good order” when the Fund or your servicing agent receives properly completed and signed documents.  Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Fund.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
	•	All Accounts	$1,000

b.	Existing accounts
	•	Dividend reinvestment	No Minimum
	•	Automatic Investment Plan	$50
	•	Telephone Purchase	$1,000
	•	All other accounts	$100

7

3.
Complete the Purchase Application available on our website (www.fmifunds.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-800-811-5311.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “FMI Focus Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:

BY FIRST CLASS MAIL

FMI Focus Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

FMI Focus Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

8

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.	You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:

You should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
FMI Focus Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

9

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

• Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

• Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

• Charge fees to their customers for the services they provide them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

• Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

• Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.

10

This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may write to USBFS requesting the telephone option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Application for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP – IRA
•Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-811-5311.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

11

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	If a change of address was received by USBFS within the last 30 days.

•	If ownership on your account is being changed.

In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source.  You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

12

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
FMI Focus Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

FMI Focus Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.
Call USBFS at 1-800-811-5311.  Please do not call the Fund or the Adviser.  Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value.  (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

13

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

• USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

• USBFS receives your authorized telephone request in good order with all required information.

• If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

• USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

• If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

• USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

• Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

• The redemption may result in a taxable gain.

• Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

• As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

14

• If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

• Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

• Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

• The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•  If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

• While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind”.  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

15

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of:

•	FMI Common Stock Fund	•	FMI Provident Trust Strategy Fund
•	FMI Large Cap Fund	•	First American Prime Obligations Fund
•	FMI International Fund

at the relative net asset values.  FMI Common Stock Fund, FMI Large Cap Fund, FMI International Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser offered in separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds.  An affiliate of USBFS advises First American Prime Obligations Fund Class A.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.     Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully.  Please note that FMI Common Stock Fund is currently closed to new investors.

2.Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund).

3.Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call USBFS at 1-800-811-5311.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Large Cap Fund, (c) FMI International Fund, (d) FMI Provident Trust Strategy Fund or (e) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds.

16

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•All Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option — Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option — Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•All Cash Option — Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.  The Fund expects that its distributions generally will consist primarily of long-term capital gains.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

17

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

INDEX DESCRIPTIONS

Russell 2000® Index

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. A direct investment in an index is not possible.

Russell 2000¨ Growth Index

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. A direct investment in an index is not possible.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.37	$22.72	$28.34	$34.83	$34.42

Income from investment operations:
Net investment (losses) income	(0.15)	(0.11)	0.02	(0.11)	(0.06)
Net realized and unrealized
(losses) gains on investments	(0.68)	3.79	(0.65)	(3.98)	4.77
Total from investment operations	(0.83)	3.68	(0.63)	(4.09)	4.71

Less distributions:
Distributions from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	(4.99)	(2.40)	(4.30)
Total from distributions	—	(0.03)	(4.99)	(2.40)	(4.30)

Net asset value, end of year	$25.54	$26.37	$22.72	$28.34	$34.83

TOTAL RETURN	(3.15%)	16.21%	3.52%	(12.58%)	14.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	434,932	424,027	403,999	593,176	918,856
Ratio of expenses to average net assets	1.26%	1.30%	1.40%	1.53%	1.52%
Ratio of net investment
(loss) income to average net assets	(0.48%)	(0.47%)	0.12%	(0.37%)	(0.17%)
Portfolio turnover rate	78%	59%	58%	72%	41%

19

Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the FMI Focus Fund you may want to read FMI Focus Fund’s SAI which contains additional information about the Fund.  FMI Focus Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about FMI Focus Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Focus Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311, or by visiting the Fund’s website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about FMI Focus Fund may also call the following number or write to the following address.

FMI Focus Fund
100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin  53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about FMI Focus Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about FMI Focus Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to FMI Focus Fund’s Investment Company Act File No. 811-07831 when seeking information about the Fund from the SEC.

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012

FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI Focus Fund
(Ticker: FMIOX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Focus Fund dated January 31, 2012 .  Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention:  Corporate Secretary or by calling (414) 226-4555.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2011 , of FMI Focus Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November  14, 2011 :

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2012 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Focus Fund (the “Focus Fund”), and two non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”) and FMI International Fund (the “International Fund”) (collectively the Focus Fund, the Large Cap Fund and the International Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”).  This Statement of Additional Information provides information about the Focus Fund.  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT RESTRICTIONS

The Focus Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Focus Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Focus Fund.

1. The Focus Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Focus Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

2. The Focus Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3. The Focus Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

4. The Focus Fund may pledge or hypothecate its assets to secure its borrowings.

5. The Focus Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

6. The Focus Fund will not make investments for the purpose of exercising control or management of any company.

7. The Focus Fund will not purchase securities of any issuer (other than the United States (sometimes referred to as “U.S.”) or an instrumentality of the United States) if, as a result of such purchase, the Focus Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Focus Fund’s assets, taken at current

1

value, would be invested in securities of such issuer, except that up to 25% of the Focus Fund’s total assets may be invested without regard to these limitations.

8. The Focus Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

9. The Focus Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

10. The Focus Fund will not act as an underwriter or distributor of securities other than shares of the Focus Fund (except to the extent that the Focus Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

11. The Focus Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

12. The Focus Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

13. The Focus Fund will not purchase or sell commodities or commodity contracts, except that the Focus Fund may enter into futures contracts and options on futures contracts.

The Focus Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1. The Focus Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The Focus Fund’s investments in warrants will be limited to 5% of the Focus Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Focus Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange (the “NYSE”) or the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”).

3. The Focus Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Focus Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Focus Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Focus Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the

2

Focus Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Focus Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Focus Fund not pay any sales charge or service fee in connection with such investment.

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Focus Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Focus Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Focus Fund’s prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

The Focus Fund invests in stocks of companies of all sizes, including small- to mid-capitalization companies, which have substantial capital appreciation potential.  The Focus Fund takes a “focused” approach to investing, meaning the Fund conducts extensive research (i.e., focuses) on each prospective investment before purchasing.

Illiquid Securities

The Focus Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Focus Fund could adversely affect their marketability, causing the Focus Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Focus Fund’s investment adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Directors has directed the Focus Fund’s investment adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or

3

the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Focus Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Focus Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Focus Fund’s investment adviser or sub-adviser in accordance with procedures approved by the Board of Directors.

Futures Contracts and Options Thereon

The Focus Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Focus Fund may purchase put and call options and write call options on stock index futures contracts.  When the Focus Fund purchases a put or call option on a futures contract, the Focus Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period.  By writing a call option on a futures contract, the Focus Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Focus Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Focus Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure.  Whether the Focus Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index.  The extent of the Focus Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Focus Fund may engage in related closing transactions with respect to options on futures contracts.  The Focus Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Focus Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures

4

Trading Commission, under which the Focus Fund would be excluded from the definition of a “commodity pool operator.”

When the Focus Fund purchases or sells a stock index futures contract, the Focus Fund “covers” its position.  To cover its position, the Focus Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Focus Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Focus Fund may undertake and on the potential increase in the speculative character of the Focus Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Focus Fund arising from such investment activities.

The Focus Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Focus Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Focus Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Focus Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Focus Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Focus Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.   Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Focus Fund to substantial losses.  If trading is not possible, or the Focus Fund determines not to close a futures position in anticipation of adverse price movements, the Focus Fund will be required to make daily cash payments of variation margin.  The risk that the Focus Fund will be unable to close

5

out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

The Focus Fund may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Focus Fund’s 15% limitation on investment in illiquid securities.  See “Illiquid Securities.”

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Focus Fund may buy or sell.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Focus Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The Focus Fund will not enter into an option position that exposes the Focus Fund to an obligation to another party, unless the Focus Fund either (i) owns an offsetting position in

6

securities or other options; and/or (ii) maintains with the Focus Fund’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Focus Fund may utilize index options as a technique to leverage its portfolio.  If the Focus Fund is correct in its assessment of the future direction of stock prices, its share price will be enhanced.  If the Focus Fund takes a position in options and stock prices move in a direction contrary to its forecast however, the Focus Fund would incur losses greater than the Focus Fund would have incurred without the options position.

Options on Securities

The Focus Fund may buy put and call options and write (sell) call options on securities.  The Focus Fund will comply with the rules and regulations of the 1940 Act and, if required, set aside cash or liquid securities to “cover” its obligations when writing options.  By writing a call option and receiving a premium, the Focus Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Focus Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the Focus Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the Focus Fund will be traded on recognized securities exchanges.

When writing call options on securities, the Focus Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Focus Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Focus Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Focus Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Focus Fund.  The principal reason for the Focus Fund to write call options on stocks held by the Focus Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the Focus Fund wishes to terminate the Focus Fund’s obligation with respect to an option it has written, the Focus Fund may effect a “closing purchase transaction.”  The Focus Fund accomplishes this by buying an option of the same series as the option previously written by the Focus Fund.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the Focus Fund is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The Focus Fund accomplishes this by selling an option of the same series as the option previously purchased by the Focus Fund.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

7

The Focus Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Focus Fund if the premium, plus commission costs, paid by the Focus Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Focus Fund on the sale of the call option.  The Focus Fund also will realize a gain if a call option which the Focus Fund has written lapses unexercised, because the Focus Fund would retain the premium.

The Focus Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Focus Fund if the premium, less commission costs, received by the Focus Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Focus Fund to purchase the call or the put option.  If a put or a call option which the Focus Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Focus Fund will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Focus Fund.  In such event, the Focus Fund would be unable to realize its profits or limit its losses until the Focus Fund would exercise options it holds and the Focus Fund would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the Focus Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

The Focus Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Focus Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Focus Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Focus Fund.  Until the security is replaced, the Focus Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Focus Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Focus Fund closes its short position or replaces the borrowed security, the Focus Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the

8

security sold short; or (b) otherwise cover the Focus Fund’s short position.  The potential loss with respect to short sales is unlimited.

U.S. Treasury Securities

The Focus Fund may invest in U.S. Treasury Securities as “cover” for the investment techniques the Focus Fund employs.  The Focus Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes.  U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of the Focus Fund’s portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of the Focus Fund’s portfolio investments in these securities.

U.S. Treasury Securities may be purchased at a discount.  Such securities, when retired, may include an element of capital gain.  Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Borrowing

The Focus Fund may borrow money for investment purposes.  Borrowing for investment purposes is known as leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity.  Since substantially all of the Focus Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Focus Fund, when it leverages its investments, will increase more when the Focus Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case.  Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Focus Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.  As required by the 1940 Act, the Focus Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Focus Fund’s assets should fail to meet this 300% coverage test, the Focus Fund within three business days will reduce the amount of the Focus Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

9

In addition to borrowing for investment purposes, the Focus Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Focus Fund’s total assets.  For example the Focus Fund may borrow money to facilitate management of the Focus Fund’s portfolio by enabling the Focus Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Foreign Securities and American Depositary Receipts

The Focus Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depositary Receipts (“ADRs”).  The Focus Fund may invest in ADRs of foreign issuers in foreign markets classified as mature or emerging.  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency.  Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders.  Although the Focus Fund intends to invest in securities of foreign issuers domiciled in nations which the Focus Fund’s investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

The Focus Fund will invest only in ADRs which are “sponsored”.  Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

The Focus Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to

10

buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Focus Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments and Repurchase Agreements

The Focus Fund may invest in cash and money market securities.  The Focus Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Focus Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Focus Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation (“Standard and Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Focus Fund may enter into repurchase agreements.  Under a repurchase agreement, the Focus Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Focus Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities.  The Focus Fund’s investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Focus Fund.  In the event of a default or bankruptcy by the seller, the Focus Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Focus Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Focus Fund would suffer a loss.  The Focus Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Focus Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Focus Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

11

Registered Investment Companies

The Focus Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).   Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which the Focus Fund invests.  By investing indirectly through the Focus Fund , an investor bears not only his or her proportionate share of the expenses of the Focus Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Focus Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the Focus Fund invests related to the distribution of such registered investment company’s shares .

Portfolio Turnover

The Focus Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.  The Focus Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Focus Fund’s sub-adviser believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the Focus Fund’s investment objective, the rate of portfolio turnover is irrelevant when the Focus Fund’s sub-adviser believes a change is in order to achieve those objectives, and the Focus Fund’s annual portfolio turnover rate may vary from year to year.  Pursuant to Securities and Exchange Commission (the “SEC”) requirements, the portfolio turnover rate of the Focus Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year.  The Focus Fund may have a significant portion of its assets in short-term options and futures contracts which generally are excluded for purposes of calculating portfolio turnover.

Additional Risks

As a result of the investment techniques used by the Focus Fund, the Focus Fund may have a significant portion (up to 100%) of its assets maintained as “cover” for the investment techniques the Focus Fund employs.  The securities so maintained will be liquid securities.  These assets may not be sold while the position in the corresponding instrument or transaction (e.g., short sale, option or futures contract) is open unless they are replaced by similar assets.  As a result, the commitment of a large portion of the Focus Fund’s assets to “cover” investment techniques could impede portfolio management or the Focus Fund’s ability to meet redemption requests or other current obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Focus Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best

12

interests of the Focus Fund’s shareholders.  The Focus Fund may not receive any compensation for providing this information.  The Focus Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Focus Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the Focus Fund’s Chief Compliance Officer may authorize the disclosure of the Focus Fund’s portfolio holdings prior to the public disclosure of such information.

The Focus Fund may not receive any compensation for providing its portfolio holdings information to any category of persons.  The Focus Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below).  The Focus Fund may not pay any of these rating and ranking organizations.  The disclosure of the Focus Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Focus Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers

The Focus Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Focus Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.   There is no set frequency at which this information is provided to the Focus Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the Focus Fund , and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed .  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Focus Fund’s portfolios unless specifically authorized by the Focus Fund.

As an example, the Focus Fund’s administrator is responsible for maintaining the accounting records of the Focus Fund, which includes maintaining a current portfolio of the Focus Fund.  The Focus Fund also undergoes an annual audit which requires the Focus Fund’s independent registered public accounting firm to review the Focus Fund’s portfolio.  In addition to the Focus Fund’s administrator, the Focus Fund’s custodian also maintains an up-to-date list of the Focus Fund’s holdings.  The third party service providers to whom the Focus Fund provides non-public portfolio holdings information are the Focus Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the Focus Fund’s independent registered public accountants , PricewaterhouseCoopers LLP, the Focus Fund’s legal counsel, Foley & Lardner LLP, and the Focus Fund’s custodian, U.S. Bank, N.A.  The Focus Fund may also provide non-public portfolio holdings information to the Focus Fund’s financial printer in

13

connection with the preparation, distribution and filing of the Focus Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The Focus Fund, the Large Cap Fund and the International Fund (the portfolios of FMI Funds, Inc.), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI Mutual Funds, Inc.) comprise a “ Fund Complex ,” as such term is defined in the 1940 Act.)  Certain important information with respect to each of the current directors and officers of the Corporation are as follows (ages are as of January 31, 2012):

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Patrick J. English, (1) 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1997 (Indefinite term); Vice President since 1996 (One year term); 4 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	FMI Common Stock Fund, Inc.

Ted D. Kellner, (1) 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); President and Treasurer since 1996 (One year term for each office); 4 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011) and FMI Common Stock Fund, Inc.

14

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Richard E. Lane, (1) 56 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Lane is President of Broadview Advisors, LLC, the sub-adviser to the Focus Fund.	None
____________________
(1)
Messrs. English, Kellner and Lane are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act.  Messrs. English and Kellner are “interested persons” of the Corporation because they are officers of the Corporation and the Focus Fund’s investment adviser, and Mr. Lane is an “interested person” of the Corporation because he is an officer of the Focus Fund’s sub-adviser.

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Barry K. Allen, 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); 5 Portfolios.
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company, and Senior Advisor for Providence Equity Partners (Providence, RI) since September 2007.  He was Operations Officer and Executive Vice President of Qwest Communications International, Inc. (Denver, CO), a global communications company, from September 2002 to June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

15

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert C. Arzbaecher, 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 5 Portfolios.
Mr. Arzbaecher is President and Chief Executive Officer of Actuant Corporation ( Menomonee Falls , WI), a manufacturer of a broad range of industrial products and systems since August 2000, and, since January 2002, has been the Chairman of the Board of Directors of Actuant Corporation.
Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.

Gordon H. Gunnlaugsson, 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc. (until June 2009).

Paul S. Shain, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems.  Prior to joining Singlewire in April 2009, Mr. Shain was Senior Vice President of CDW Corporation (Vernon Hills, IL) and Chief Executive Officer of Berbee Information Networks, a strategic business unit of CDW which CDW acquired in 2006.  Mr. Shain was employed in various capacities by CDW and Berbee Information Networks from January 2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

16

Name, Address, Age and Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers
John S. Brandser, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Vice President since 2008 (One year term); Secretary since 2009 (One year term).	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	Not Applicable.

Kathleen M. Lauters, 59 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.  The Board has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2011 , and all of the directors attended each.  The audit committee met once during the fiscal year ended September 30, 2011 , and all of the members of the committee attended that meeting.

Qualification of Directors

Patrick J. English and Ted D. Kellner have served as directors of the Corporation for 11 years.  Their experience and skills as a portfolio managers of the Large Cap Fund and the International Fund, as well as their familiarity with the investment strategies utilized by the Adviser and with the Focus Fund’s portfolio, led to the conclusion that they should serve as directors.  Richard E. Lane has extensive experience in the investment management industry as president of an investment advisory firm.  In addition, Mr. Lane has for many years served as portfolio manager of the Focus Fund and is familiar with the investment strategies utilized by the Focus Fund, all of which led to the conclusion that he should serve as a director.  Barry K.

17

Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non- interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee , and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation

18

and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation

During the fiscal year ended September 30, 2011 , the Corporation paid a cumulative total of $ 83,400 in director’s fees, and paid each non-interested director $20,850 in director’s fees.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $5,150 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $3,500 .

The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2011 and total compensation paid by the Corporation and the fund complex to each of the directors of the Corporation for the fiscal year ended September 30, 2011 .

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Focus Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Richard E. Lane	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$ 9,200	$ 0	$ 0	$ 33,250
Robert C. Arzbaecher	$ 9,200	$ 0	$ 0	$ 33,250
Gordon H. Gunnlaugsson	$ 9,200	$ 0	$ 0	$ 33,250
Paul S. Shain	$ 9,200	$ 0	$ 0	$ 33,250

19

Code of Ethics

The Corporation, the Focus Fund’s investment adviser and the Focus Fund’s sub-adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Focus Fund, subject to certain restrictions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Focus Fund or is being purchased or sold by the Focus Fund.

Proxy Voting Policies

The sub-adviser of the Focus Fund, Broadview Advisors, LLC (“Broadview”), will make proxy voting decisions on securities held in Focus Fund’s portfolio in accordance with its proxy voting policies and procedures.  In general Broadview votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  Broadview generally votes in favor of the re-election of directors and the appointment of auditors.  Broadview generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  Broadview generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not Broadview votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon.  Broadview generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not.  Broadview generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  Broadview generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  Broadview generally supports management with respect to social issues ( namely, issues relating to the environment, labor, etc.)

In the event that a vote presents a conflict of interest between the interests of the Focus Fund and Broadview, Broadview will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, Broadview will disclose the conflict to the Board of Directors and vote as the Board directs.

Information on how the Focus Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Focus Fund’s website at http://www.fmifunds.com or the website of the SEC at http://www.sec.gov.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Focus Fund beneficially owned by each current director as of December 31, 2011 , which is also the valuation date:

20

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment C ompanies(1)

Interested Directors
Patrick J. English	$10,001-$50,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000
Richard E. Lane	Over $100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	Over $100,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000
_______________
(1)	The funds that comprise the “Family of Investment Companies” are the Focus Fund, the Large Cap Fund, the International Fund, the FMI Common Stock Fund and the FMI Provident Trust Strategy Fund.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2011 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

Name and Address	Percent of Fund	Nature of Ownership

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	30.14%	Record

Prudential Investment Management Services(1) FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center FL Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	24.60%	Record

National Financial Services LLC FBO The Exclusive Benefit of its Customers 200 Liberty Street New York, NY 10281-1003	8.83%	Record

(1)	Wells Fargo Advisors is the beneficial owner.

As of December 31, 2011 , the Officers and Directors as a group owned 1.23% of the outstanding shares of the Fund.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled

21

companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

INVESTMENT ADVISER, SUB-ADVISER,
PORTFOLIO MANAGERS AND ADMINISTRATOR

The investment adviser to the Focus Fund is Fiduciary Management, Inc. (the “Adviser”), and the sub-adviser to the Focus Fund is Broadview Advisors, LLC.

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between the Focus Fund and the Adviser (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Focus Fund: (1) provides the Focus Fund with office space, office furnishings, facilities, equipment and personnel necessary to operate and administer the Focus Fund’s business and to supervise the provision of services relating to advisory, research, asset allocation, portfolio manager/evaluation activities and other managing and administering of the business and operations of the Focus Fund; (2) provides or oversees the provision of, subject to and in accordance with the investment objective and policies of the Focus Fund and any directions which the Board of Directors may issue to the Adviser, all general management and investment of the assets and security portfolios of the Focus Fund; (3) develops, implements and monitors investment programs; (4) is authorized to select or hire Broadview who, subject to the control and supervision of the Board of Directors and the Adviser, has full investment discretion for the Focus Fund and make all the determinations with respect to the investment of the Focus Fund’s assets assigned to Broadview and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement its decision.  The Adviser will also render to the Board of Directors any periodic reports concerning the business or investments of the Focus Fund as the Board of Directors reasonably requests.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Focus Fund paid the Adviser advisory fees of $5,134,375, $4,052,432 and $3,762,620, respectively.

The Focus Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The Focus Fund

22

also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Focus Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Focus Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse the Focus Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Focus Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%.  As of the date of this Statement of Additional Information, the shares of the Focus Fund are not qualified for sale in any state which imposes an expense limitation.  Accordingly, the percentage applicable to the Focus Fund is 2.75%.

The benefits derived by the Adviser and Broadview from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”

The Focus Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Focus Fund exceeds the expense limitation, the Focus Fund creates an account receivable from the Adviser for the amount of such excess.  During the fiscal years ended September 30, 2011, 2010 and 2009, no expense reimbursement was required.

Sub-Adviser and Portfolio Managers

Since May 1, 2001, Broadview has been the sole sub-adviser for the Focus Fund.  Broadview has entered into a sub-advisory agreement with the Focus Fund and the Adviser (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, Broadview is responsible for selecting portfolio securities for investment by the Focus Fund, purchasing and selling securities for the Focus Fund and, upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms of the Sub-Advisory Agreement and such operational procedures as may be agreed to from time to time by Broadview and the Corporation or the Adviser.

Broadview is controlled by Richard E. Lane, who serves as its President.  Other officers of Broadview include Mr. Owen L. Hill, Vice President and Chief Compliance Officer, Mr. James Wenzler, Vice President, and Mr. Richard J. Whiting, Vice President.

Sub-adviser(s) of the Focus Fund are employed and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation.  The employment of a new sub-adviser currently requires the prior approval of the shareholders of the Focus Fund.  The

23

Corporation, however, may request an order of the SEC exempting the Fund from the requirements under the 1940 Act relating to shareholder approval of a new sub-adviser.  There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Focus Fund.  Selection and retention criteria for a sub-adviser include: (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-adviser to apply its approach consistently.  Each sub-adviser will not necessarily exhibit all of the criteria to the same degree.  Sub-advisers are paid by the Adviser (not by the Fund).

Broadview’s activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation.  Although the Adviser and the Board do not evaluate the investment merits of Broadview’s specific securities selections, they do review the performance of each sub-adviser relative to the selection criteria.

For its services to the Focus Fund prior to January 1, 2009, the Adviser, not the Focus Fund, paid Broadview a monthly fee equal to 1/12 of 0.95% of the average daily net assets of the Focus Fund from the fee that the Adviser received from the Focus Fund.  As of January 1, 2009, for its services to the Focus Fund, the Adviser, not the Focus Fund, pays Broadview a monthly fee equal to 1/12 of 0.85% of the first $500 million of the average daily net assets of the Focus Fund and to 1/12 of 0.80% of the Fund’s average daily net assets in excess of $500 million.

As mentioned above, currently, the sole sub-adviser to the Focus Fund is Broadview Advisors, LLC.  Broadview employs individuals to manage the Focus Fund’s portfolio.  These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Focus Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2011 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard E. Lane	0	1	7	0	1	0
	$0	$ 39 million	$ 39 million	$0	$ 39 million	$0

Aaron Garcia	0	1	7	0	1	0
	$0	$ 39 million	$ 39 million	$0	$ 39 million	$0

Faraz Farzam	0	1	7	0	1	0
	$0	$ 39 million	$ 39 million	$0	$ 39 million	$0

Richard Whiting	0	1	7	0	1	0
	$0	$ 39 million	$ 39 million	$0	$ 39 million	$0

The portfolio managers of the Focus Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side

24

management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Focus Fund and another account and allocation of aggregated trades).  Broadview has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, Broadview has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.  The following tables outline the forms of compensation paid to each portfolio manager and their ownership of shares of the Focus Fund as of September 30, 2011 .

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Richard E. Lane	Salary/Bonus	Broadview	Mr. Lane is compensated with salary and a bonus based on the profitability of Broadview.

Aaron Garcia	Salary/Bonus	Broadview	Mr. Garcia is compensated with salary and a bonus based on the profitability of Broadview.

Faraz Farzam	Salary/Bonus	Broadview	Mr. Farzam is compensated with salary and a bonus based on the profitability of Broadview.

Richard Whiting	Salary/Bonus	Broadview	Mr. Whiting is compensated with salary and a bonus based on the profitability of Broadview.

Name of Portfolio Manager	Dollar Range of Shares in the Focus Fund
Richard E. Lane	Over $1,000,000
Aaron Garcia	$100,001 - $500,000
Faraz Farzam	None
Richard Whiting	$100,001 - $500,000

Administrator

Before October 1, 2009, the Adviser served as administrator to the Focus Fund under a prior administration agreement.  The mutual fund administration and accounting servicing division of the Adviser was acquired by USBFS on October 1, 2009 and effective October 1, 2009, USBFS serves as administrator to the Focus Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Focus Fund's net asset value, responds to shareholder inquiries, prepares the Focus Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Focus Fund's financial accounts and records and generally assists in all aspects of the Focus Fund's operations. For the foregoing, USBFS will receive an annual fee of 0.20% on the first $30,000,000 of the average daily net assets of the Focus Fund, 0.10% on the next $70,000,000 of the average daily net assets of the Focus Fund, and an annual fee of 0.05% on the average daily net assets of the Focus Fund in excess of $100,000,000.

25

During the fiscal year ended September 30, 2009 the Focus Fund paid the Adviser fees of $259,107 pursuant to the prior administration agreement.

During the fiscal years ended September 30, 2011 and 2010, the Focus Fund paid USBFS $340,719 and $286,622, respectively , pursuant to the Focus Fund’s current administration agreement.

Term of Agreements and Liability

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Focus Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement also will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Sub-Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Focus Fund’s shareholders, on 60 days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.  The Sub-Advisory Agreement provides that it may be terminated at any time by the Corporation or Broadview, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, by providing 60 days prior written notice to the other, and will be immediately terminated if the Adviser or its successors cease to be the investment adviser to the Focus Fund.  The Sub-Advisory Agreement will automatically terminate if it is assigned.

The administration agreement will remain in effect for an initial period of three years.  Subsequent to the initial three-year term, this agreement may be terminated by either the Focus Fund or USBFS upon giving 90 days prior written notice to the other party .

The Advisory Agreement, the Sub-Advisory Agreement and the administration agreement provide that the Adviser (and, with respect to the Sub-Advisory Agreement, Broadview), (and, with respect to the administration agreement, USBFS) shall not be liable to the Focus Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  They also provide that the Adviser, Broadview, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

26

DETERMINATION OF NET ASSET VALUE

The net asset value of the Focus Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Focus Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  Common stock and securities sold short that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Common stock and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the most recent asked price.  Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.  Options purchased or written by the Focus Fund are valued at the average of the current bid and asked prices.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.  A settlement price may not be moved if the market makes a limit move, in which event the futures contract will be valued at its fair value as determined in good faith by Broadview under procedures established by and under the general supervision and responsibility of the Corporation’s Board of Directors.

The Focus Fund values most money market instruments it holds at their amortized cost.  Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Focus Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Focus Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

27

DISTRIBUTION OF SHARES

The Focus Fund has adopted a Service and Distribution Plan (the “Plan”) in anticipation that the Focus Fund will benefit from the Plan through increased sales of shares, thereby reducing the Focus Fund’s expense ratio and providing greater flexibility in portfolio management.  The Plan authorizes payments by the Focus Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Focus Fund’s average daily net assets.  However, the Focus Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30, 2012 .  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the Focus Fund may be spent by the Focus Fund on any activities or expenses primarily intended to result in the sale of shares of the Focus Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan may be terminated by the Focus Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Focus Fund.  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Focus Fund provided for in the Plan requires approval of the shareholders of the Focus Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  The Focus Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Focus Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.   Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Focus Fund.

28

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Focus Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Focus Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Focus Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of the Focus Fund for shares of the Large Cap Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Focus Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the Focus Fund to obtain instructions and any necessary forms, including prospectuses of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Focus Fund or the Adviser

29

of, an investment in the Large Cap Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Focus Fund or (ii) the proceeds from redemption of the shares of the Large Cap Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Large Cap Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Focus Fund upon at least 60 days prior written notice to investors.

For federal income tax purposes, a redemption of shares of the Focus Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Focus Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the Focus Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of Focus Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Focus Fund on shares held in such account reinvested into additional Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

30

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Focus Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Focus Fund are made by Broadview subject to review by the Corporation’s Board of Directors and the Adviser.  In placing purchase and sale orders for portfolio securities for the Focus Fund, it is the policy of Broadview to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are Broadview’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to the Focus Fund means the best net price ( namely, the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, Broadview feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Focus Fund, Broadview also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While Broadview believes these services have substantial value, they are considered supplemental to Broadview’s own efforts in the performance of its duties under the Sub-Advisory Agreement.  Other clients of Broadview may indirectly benefit from the availability of these services to Broadview, and the Focus Fund may indirectly benefit from services available to Broadview as a result of transactions for other clients.  The Sub-Advisory Agreement provides that Broadview may cause the Focus Fund to pay a broker which provides brokerage and research services to Broadview a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if Broadview determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or Broadview’s overall

31

responsibilities with respect to the Focus Fund and the other accounts as to which it exercises investment discretion.  During the fiscal years ended September 30, 2011, 2010 and 2009, the Focus Fund paid brokerage commissions of $1,544,990 on transactions having a total value of $720,337,911, $1,073,858 on transactions having a total value of $461,110,427 and $1,327,633 on transactions having a total value of $490,973,031, respectively.  Of the brokerage commissions paid by the Focus Fund in the fiscal year ended September 30, 2011 , all the brokerage commissions were paid to brokers who provided research services to Broadview other than brokerage commissions of $127,056 on transactions having a total value of $139,379,267 .

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Focus Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Focus Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Focus Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, acts as the Focus Fund’s transfer agent, administrator and dividend disbursing agent.

TAXES

The Focus Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  The Focus Fund has so qualified in each of its fiscal years.  If the Focus Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Focus Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Focus Fund would not be liable for income tax on the Focus Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Focus Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Focus Fund.

The Focus Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Focus Fund are taxable to investors, whether received in cash or in additional shares of the Focus Fund.  A portion of the Focus Fund’s income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

32

From time to time the Focus Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Focus Fund’s dividends paid deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Focus Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Focus Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Focus Fund may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Focus Fund with a correct social security or other tax identification number.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Focus Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Focus Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Focus Fund of such C corporation status or the Focus Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Focus Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Focus Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

33

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Focus Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Focus Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Focus Fund.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such

34

applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board of Directors to issue 800,000,000 shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering three series, the Focus Fund, the Large Cap Fund and the International Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose.  Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds.  However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully

35

available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP currently serves as the independent registered public accounting firm for the Focus Fund.  PricewaterhouseCoopers LLP has served as the Focus Fund’s independent registered public accounting firm since the fiscal year ended September 30, 1997.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Focus Fund.

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The Focus Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The Focus Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

36

–
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issue rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

37

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

38

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Commercial Paper Ratings

The Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

39

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

40

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

41

PROSPECTUS	January 31, 2012

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Large Cap Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.

FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing mainly in small- to medium -capitalization value stocks.

FMI International Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

100 East Wisconsin Avenue, Suite 2200	414-226-4555
Milwaukee, Wisconsin 53202	www.fmifunds.com

FMI Funds

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

Summary Sections
FMI Large Cap Fund Summary	3
FMI Common Stock Fund Summary	6
FMI International Fund Summary	10
More Information About the Funds’ Principal Investment
Strategies and Disclosure of Portfolio Holdings	14
Management of the Funds	14
The Fund s’ Share Price	15
Purchasing Shares	16
Redeeming Shares	19
Market Timing Procedures	22
Exchanging Shares	22
Dividends, Distributions and Taxes	23
Index Descriptions	24
Financial Highlights	24

SUMMARY SECTIONS

FMI LARGE CAP FUND SUMMARY

Investment Objective:  FMI Large Cap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	No Sales Charge
Maximum Deferred
Sales Charge (Load)	No Deferred
Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer
agent charge of $15 for
each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or
Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund
Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.  In addition, the Fund invests in American Depositary Receipts or “ADRs” which are dollar-denominated securities of foreign issuers traded in the U.S.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk.  The Fund believes good businesses have some or all of the following characteristics:

•A strong, defendable market niche or products and services niche that is difficult to replicate

•A high degree of relative recurring revenue

•Modestly priced products or services

•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•Above-average growth or improving profitability prospects

The Fund considers valuation:

•On both an absolute and relative to the market basis

•Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•The security has achieved its value potential

•Such sale is necessary for portfolio diversification

•Changing fundamentals signal a deteriorating value potential

•Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

• Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•      Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

• Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

• Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

• Foreign Securities Risk:   Stocks of non-U.S. companies as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates.  An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged.  Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

• Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and proce-

dures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund. The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”).  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Large Cap Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 15.06% (quarter ended June 30, 2003 ) and the lowest total return for a quarter was -18.29% (quarter ended December 31, 2008 ).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns
(for the periods ended	One	Five	Ten
December 31, 2011 )	Year	Years	Years
FMI Large Cap Fund
Return before taxes.	1.49%	2.22%	6.44%
Return after taxes
on distributions.	0.92%	1.85%	6.02%
Return after taxes on
distributions and sale
of Fund shares	1.74%	1.83%	5.52%
S&P 500 Index (reflects
no deduction for fees,
expenses or taxes)	2.11%	-0.25%	2.92%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

		Years with
PMC Member	Title with Adviser	Adviser
Ted D. Kellner	Executive Chairman	32
Patrick J. English	Chief Executive
	Officer and Chief
	Investment Officer	25
John S. Brandser	President, Chief
	Operating Officer
	and Chief
	Compliance Officer	17
Andy P. Ramer	Director of Research,
	Research Analyst	9
Jonathan T. Bloom	Research Analyst	2
Matthew J. Goetzinger	Research Analyst	7
Robert M. Helf	Research Analyst	14
Karl T. Poehls	Research Analyst	4
Daniel G. Sievers	Research Analyst	3

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem or exchange Fund shares: through the mail (FMI Large Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) ; by wire transfer ; by telephone at 1-800-811-5311 ; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI COMMON STOCK FUND SUMMARY

Investment Objective:  FMI Common Stock Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	No Sales Charge
Maximum Deferred
Sales Charge (Load)	No Deferred
Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer
agent charge of $15 for
each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or
Service (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund
Operating Expenses	1.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (ADRs).

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•A strong, defendable market niche or products and services niche that is difficult to replicate

•A high degree of relative recurring revenue

•Modestly priced products or services

•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•Above-average growth or improving profitability prospects

The Fund considers valuation:

•On both an absolute and relative to the market basis

•Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•The security has achieved its value potential

•Such sale is necessary for portfolio diversification

•Changing fundamentals signal a deteriorating value potential

•Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

• Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•      Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

• Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capital-

ization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

• Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

• Foreign Securities Risk:  Stocks of non-U.S. companies as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

• Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund. The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index.  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Common Stock Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 21.52% (quarter ended June 30, 2009 ) and the lowest total return for a quarter was -19.88% (quarter ended December 31, 2008 ).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns
(for the periods ended	One	Five	Ten
December 31, 2011 )	Year	Years	Years
FMI Common Stock Fund
Return before taxes	4.52%	5.93%	9.04%
Return after taxes
on distributions	3.23%	4.71%	7.81%
Return after taxes on
distributions and sale
of Fund shares	4.59%	4.76%	7.58%
Russell 2000 Index
(reflects no deduction
for fees, expenses
or taxes)	-4.18%	0.15%	5.62%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

		Years with
PMC Member	Title with Adviser	Adviser
Ted D. Kellner	Executive Chairman	32
Patrick J. English	Chief Executive
	Officer and Chief
	Investment Officer	25
John S. Brandser	President, Chief
	Operating Officer
	and Chief
	Compliance Officer	17
Andy P. Ramer	Director of Research
	and Research Analyst	9
Jonathan T. Bloom	Research Analyst	2
Matthew J. Goetzinger	Research Analyst	7
Robert M. Helf	Research Analyst	14
Karl T. Poehls	Research Analyst	4
Daniel G. Sievers	Research Analyst	3

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.  The Fund is closed to new investors, subject to certain conditions.

You may purchase, redeem, and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem, or exchange Fund shares : through the mail (FMI Common Stock Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) ; by wire transfer ; by telephone at 1-800-811-5311 ; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI INTERNATIONAL FUND SUMMARY

Investment Objective:  FMI International Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	No Sales Charge
Maximum Deferred
Sales Charge (Load)	No Deferred
Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer
agent charge of $15 for
each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or
Service (12b-1) Fees	None
Other Expenses	2.16%
Total Annual Fund
Operating Expenses	2.91%
Expense Reimbursement(1)	1.91%
Net Annual Fund
Operating Expenses	1.00%

(1)
The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, but is expected to continue indefinitely.  In addition to the reimbursement required under the investment advisory agreement, the investment adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% at least through January 31, 2013 .

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$715	$1,354	$3,075

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the fiscal period from December 31, 2010 (commencement of operations) to September 30, 2011, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization ( namely, companies with more than $5 billion market capitalization ) value stocks of foreign companies (also referred to as non-U.S. companies).  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.  Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index.

Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geo-

graphic region.  Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy , a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks.  When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•A strong, defendable market niche or products and services niche that is difficult to replicate

•A high degree of relative recurring revenue

•Modestly priced products or services

•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•Above-average growth or improving profitability prospects

The Fund considers valuation:

•On both an absolute and relative to the market basis

•Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s adviser will generally sell a portfolio security when the adviser believes:

•The security has achieved its value potential

•Such sale is necessary for portfolio diversification

•Changing fundamentals signal a deteriorating value potential

•Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

• Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

• Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

• Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

• Foreign Securities Risk:  Stocks of non-U.S. companies as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

• Geographic Concentration Risk:  Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

• Currency Hedging Risk:   T he Fund may hedge a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency. To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

• Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund. The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance for one year compares to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”).   For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI International Fund
(Annual total return as of 12/31)

During the one year period shown on the bar chart, the Fund’s highest total return for a quarter was 8.78% (quarter ended December 31 , 2011) and the lowest total return for a quarter was -12.16% (quarter ended September 30, 2011).   The inception date of the Fund was December 31, 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns
(for the period ended	One
December 31, 2011 )	Year*
FMI International Fund
Return before taxes	-1.77%
Return after taxes on distributions	-1.82%
Return after taxes on distributions
and sale of Fund shares	-0.91%
MSCI EAFE (Local Currency)
(reflects no deduction for
fees, expenses or taxes)	-12.15%
MSCI EAFE (U.S. Dollar)
(reflects no deduction for
fees, expenses or taxes)	-12.14%

*  Inception December 31, 2010.

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

		Years with
PMC Member	Title with Adviser	Adviser
Ted D. Kellner	Executive Chairman	32
Patrick J. English	Chief Executive
	Officer and Chief
	Investment Officer	25
John S. Brandser	President, Chief
	Operating Officer
	and Chief
	Compliance Officer	17
Andy P. Ramer	Director of Research
	and Research Analyst	9
Jonathan T. Bloom	Research Analyst	2
Matthew J. Goetzinger	Research Analyst	7
Robert M. Helf	Research Analyst	14
Karl T. Poehls	Research Analyst	4
Daniel G. Sievers	Research Analyst	3

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $2,500.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares : through the mail (FMI International Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) ; by wire transfer ; by telephone at 1-800-811-5311 ; or through a financial intermediary.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS’
PRINCIPAL INVESTMENT STRATEGIES AND
DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE S AND STRATEGIES

The FMI Large Cap Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI Common Stock Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI International Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.

Each Fund’s portfolio managers are patient investors.  The Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.

NON-PRINCIPAL INVESTMENT
STRATEGIES AND RISKS

Temporary Investments:  Each Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means that a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).   A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund’s Statement of Additional Information ( each an “SAI”), which is incorporated by reference into this Prospectus, contains a description of that Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUNDS

Fiduciary Management, Inc. (the “Adviser”) is the investment adviser to each Fund.  The Adviser’s address is:

100 East Wisconsin Avenue,
Suite 2200
Milwaukee, WI  53202

The Adviser has been in business since 1980 and has been each Fund ’ s only investment adviser.  As the investment adviser to each Fund, the Adviser manages the investment portfolio for such Fund.  The Adviser makes the decisions as to which securities to buy and sell.

The FMI Large Cap Fund and FMI International Fund pay the Adviser an annual investment advisory fee equal to 0.75% of each Fund’s average daily net assets.  The FMI Common Stock Fund pays the Adviser an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors approving each Fund’s investment advisory agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the most recent period ended March 31.

Each Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).   The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio.

Ted D. Kellner, CFA, has been employed by the Adviser in various capacities since 1980, currently serving as Executive Chairman.  Patrick J. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.  John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.   Andy P. Ramer, CFA, has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Jonathan T. Bloom has been employed by the Adviser since 2010 as a Research Analyst; from

2008 through the spring of 2009 Mr. Bloom attended the Columbia University Graduate School of Business in New York; and from 2003 through 2007 Mr. Bloom was a gallery director and junior partner of Arader Galleries in New York.  Matthew J. Goetzinger, CFA , has been employed by the Adviser since July 2004 as a Research Analyst. Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst. Karl T. Poehls, CFA, has been employed by the Adviser since 2008 as a Research Analyst; from August 2006 to May 2008 Mr. Poehls attended Graduate School at the University of Wisconsin, Madison; and from March 2004 to August 2006, Mr. Poehls was employed as an Investment Analyst with Smith Barney, Minneapolis, Minnesota.  Daniel G. Sievers has been employed by the Advisor since 2009 as a Research Analyst; from May 2008 to August 2009 Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts; and from September 2004 to May 2008 Mr. Sievers attended Boston College.

The SAI for each Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in each Fund.

THE FUNDS’ SHARE PRICE

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value.  Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on the weekends.  Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  Each Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Funds will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board s of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  In determining fair value, the Funds’ Boards consider all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The FMI International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign markets and the NYSE are open, several hours may pass between the time when trading in the foreign markets close and the time in which the International Fund calculates its net asset value.  So, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem shares of the International Fund .

Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  Each Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase, exchange or redemption order is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.  Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Funds.

PURCHASING SHARES

FMI Common Stock Fund

Eligible Purchases Closed to New Investors

The FMI Common Stock Fund is closed to new investors. Except as indicated below, only investors of the FMI Common Stock Fund on December 31, 2009, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund. Exceptions include:

• Participants in an employee retirement plan for which the Common Stock Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Common Stock Fund in effect on December 31, 2009.

• Clients of a financial adviser or planner who had client assets invested in the Common Stock Fund on December 31, 2009.

• Employees, officers and directors of the Common Stock Fund or the Adviser, and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

• Firms having an existing business relationship with the Adviser, whose investment the officers of the Common Stock Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Common Stock Fund effectively.

The FMI Common Stock Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

How to Purchase Shares from the Funds

1.Read this Prospectus carefully.

2.Determine how much you want to invest keeping in mind the following minimums (the Fund s reserve the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

		FMI	FMI
		Large	Common	FMI
		Cap	Stock	International
		Fund	Fund	Fund
New accounts
•	All Accounts	$1,000	$1,000	$2,500
Existing Accounts
•	Dividend
	reinvestment	No	No	No
		Minimum	Minimum	Minimum
•	Automatic
Investment
	Plan	$50	$50	$50
•	Telephone
	Purchase	$1,000	$1,000	$1,000
•	All other
	accounts	$100	$100	$100

* Servicing Agents may impose different minimums.

3.Complete the Purchase Application available on our website (www.fmifunds.com) carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Funds have additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call U.S. Bancorp Fund Services, LLC, (“USBFS”) at 1-800-811-5311.

  In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Funds’ Anti-Money Laundering Program is supervised by the Funds’ Anti-Money Laundering Officer, subject to the oversight of the Board s of Directors.

  Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

  If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Funds reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4.Make your check payable to “FMI Large Cap Fund,” “FMI Common Stock Fund” or “FMI International Fund ,” as applicable .  All checks must be in U.S. dollars and drawn on U.S. banks.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Funds as a result.

5.Send the application and check to:

  BY FIRST CLASS MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

  Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

6.You may purchase shares by wire transfer.

  Initial Investment by Wire – If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

 Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

  Wire Information:

  You should transmit funds by wire to:

  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  For credit to:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137

  For further credit to:
  (name of FMI F und)
  (shareholder registration)
  (shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•      Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirement s .

• Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

• Charge fees to their customers for the services they provide them.  Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

• Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

• Be authorized to receive purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with such Fund.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Fund s , the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of a Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated

Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may write to USBFS requesting the telephone option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Funds

The Funds may reject any Purchase Application for any reason.  A Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Funds have not been registered for sale outside of the United States.  The Fund s generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Funds will not issue certificates evidencing shares purchased.  The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make subsequent purchases on a regular and convenient basis.  The Funds also offer the following retirement plans:

•Traditional IRA

•Roth IRA

•Coverdell Education Savings Account

•SEP-IRA

•Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-811-5311.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.Prepare a letter of instruction containing:

   •account number(s) and name of the FMI Fund

   •the amount of money or number of shares being redeemed

   •the name(s) on the account

   •daytime phone number

   •additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds’ transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2.Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3.Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

   •When the redemption proceeds are payable or sent to any person, address or bank account not on record.

   •If a change of address was received by USBFS within the last 30 days.

   •If ownership on an account is being changed.

  In addition to the situations described above, the Funds and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

  A notarized signature is not an acceptable substitute for a signature guarantee.

  The Funds may waive the signature guarantee requirement in certain circumstances.

  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature validation from a Signature Validation Program (“SVP”) member or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public .

4.Send the letter of instruction to:

   BY FIRST CLASS MAIL

   FMI Funds
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI  53201-0701

   BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

   FMI Funds
   c/o U.S. Bancorp Fund Services, LLC
   615 East Michigan Street, 3rd Floor
   Milwaukee, WI  53202-5207

  Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

How to Redeem (Sell) Shares by Telephone

1.The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

2.Shares held in individual retirement accounts may be redeemed by telephone.  You will be asked whether or not to withhold taxes from any distribution.

3.Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.Call USBFS at 1-800-811-5311.  Please do not call the Funds or the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500 , h owever, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.

Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

• USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

• USBFS receives your authorized telephone request in good order with all required information.

• If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

• USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

• If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

• Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

• The redemption may result in a taxable gain.

• Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

• As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

• If you purchased shares by check, or by EFT the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

• Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

• Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

• The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so.  Both the Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

• If your account balance falls below $1,000 because you redeem or exchange shares, the Funds reserve the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Funds may close your account and mail the redemption proceeds to you.

• While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in kind.”  This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the applicable Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Funds’ Board s of Directors have determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Funds.

The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Funds will report to the Board s of Directors any such unusual trading in Fund shares that is disruptive to the Funds.  In such event, the Funds’ Board s of Directors may reconsider their decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of a Fund may be exchanged for shares of:

•FMI Large Cap Fund

•FMI Common Stock Fund

•FMI Focus Fund

•FMI International Fund

•FMI Provident Trust Strategy Fund

•First American Prime Obligations Fund

at the relative net asset values.  FMI Focus Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser offered in separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds.  An affiliate of USBFS advises First American Prime Obligations Fund Class A.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Funds nor the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)

2.Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund).

3.Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Focus Fund, (b) FMI Provident Trust Strategy Fund, or (c) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

A Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).   Each Fund expects that its distributions generally will consist primarily of long-term capital gains.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Funds. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

INDEX DESCRIPTIONS

Standard & Poor’s 500 Index

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.  A direct investment in an index is not possible.

Morgan Stanley Capital International Europe, Australasia and Far East Index

The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) is an unmanaged index composed of securities of 22 developed market country indices, excluding the U.S. and Canada.  The MSCI EAFE Index is a recognized international index and is weighted by market capitalization.  A direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The financial highlights table s are intended to help you understand each Fund ’ s financial performance for the past five years, or since inception in the case of the FMI International Fund .  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

FMI Large Cap Fund

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.46	$13.27	$13.65	$16.18	$14.79
Income from investment operations:
Net investment income	0.16	0.17	0.20	0.17	0.17
Net realized and unrealized (losses) gains on investments	(0.17)	1.19	(0.47)	(2.14)	1.65
Total from investment operations	(0.01)	1.36	(0.27)	(1.97)	1.82
Less distributions:
Distributions from net investment income	(0.14)	(0.17)	(0.11)	(0.13)	(0.10)
Distributions from net realized gains	—	—	—	(0.43)	(0.33)
Total from distributions	(0.14)	(0.17)	(0.11)	(0.56)	(0.43)
Net asset value, end of year	$14.31	$14.46	$13.27	$13.65	$16.18
TOTAL RETURN	(0.13%)	10.33%	(1.79%)	(12.58%)	12.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	4,008,758	3,318,364	2,051,701	1,140,200	638,875
Ratio of expenses (after reimbursement) to average net assets (a)	0.97%	0.97%	0.97%	1.00%	1.00%
Ratio of net investment income to average net assets (b)	1.03%	1.18%	1.80%	1.13%	1.06%
Portfolio turnover rate	28%	20%	32%	30%	19%

(a)
Computed after giving effect to A dviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2008 and 2007, the ratios would have been 1.02% and 1.03%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2008 and 2007, the ratios would have been 1.11% and 1.03%, respectively.

FMI Common Stock Fund

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.98	$21.07	$21.20	$26.61	$26.49
Income from investment operations:
Net investment income (loss)	0.03	(0.00)*	0.05	0.08	0.08
Net realized and unrealized gains (loss) on investments	0.44	1.96	0.86	(1.74)	3.08
Total from investment operations	0.47	1.96	0.91	(1.66)	3.16
Less distributions:
Distributions from net investment income	—	(0.04)	(0.06)	(0.08)	(0.07)
Distributions from net realized gains	(0.82)	(0.01)	(0.98)	(3.67)	(2.97)
Total from distributions	(0.82)	(0.05)	(1.04)	(3.75)	(3.04)
Net asset value, end of year	$22.63	$22.98	$21.07	$21.20	$26.61
TOTAL RETURN	2.03%	9.30%	6.04%	(7.00%)	12.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	945,991	925,630	872,557	411,797	492,015
Ratio of expenses to average net assets	1.21%	1.24%	1.26%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets	0.13%	(0.01%)	0.32%	0.35%	0.30%
Portfolio turnover rate	26%	30%	35%	40%	50%

*Amount less than $0.005 per share.

FMI International Fund

	For the Period from
	December 31, 2010*
	to September 30, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income	0.16
Net realized and unrealized loss on investments	(2.10)
Total from investment operations	(1.94)
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—
Total from distributions	—
Net asset value, end of period	$18.06
TOTAL RETURN	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	13,514
Ratio of expenses (after reimbursement) to average net assets (a)	1.00	%(2)
Ratio of net investment income to average net assets (b)	1.05	%(2)
Portfolio turnover rate	12%

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.
(a)
Computed after giving effect to A dviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the period from December 31, 2010* to September 30, 2011, the ratio would have been 2.91%(2).

(b)	If the Fund had paid all of its expenses for the period December 31, 2010* to September 30,2011, the ratio would have been (0.86%)(2).

(This Page Intentionally Left Blank.)

Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

To learn more about the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund, you may want to read each Fund’s SAI which contains additional information about the Fund.  Each Fund has incorporated by reference its SAI into the Prospectus.  This means that you should consider the contents of each Fund’s SAI to be part of the Prospectus.

You also may learn more about each Fund’s investments by reading the Funds’ annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the Funds ’ website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about the Fund s may also call the following number or write to the following address.

FMI Funds
100 East Wisconsin Avenue,
Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:  Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520

Investment Company Act File No. 811-07831
  (FMI Large Cap Fund and FMI International Fund)
Investment Company Act File No. 811-03235
  (FMI Common Stock Fund)

FMI Funds

1-800-811-5311
www.fmifunds.com

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012

FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI Large Cap Fund
(Ticker: FMIHX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Large Cap Fund dated January 31, 2012 .  Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin  53202, Attention:  Corporate Secretary or by calling (414) 226-4555.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2011 , of FMI Large Cap Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 14, 2011 :

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311

FMI FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31,  2012 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Focus Fund (the “Focus Fund”), and two non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”) and FMI International Fund (the “International Fund”) (collectively the Focus Fund, the Large Cap Fund and the International Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”).  This Statement of Additional Information provides information about the Large Cap Fund.  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT RESTRICTIONS

The Large Cap Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Large Cap Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Large Cap Fund.

1. The Large Cap Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or write or invest in put or call options.

2. The Large Cap Fund will not borrow money or issue senior securities except for temporary bank borrowings for emergency or extraordinary purposes, and will not purchase securities while it has any outstanding borrowings.

3. The Large Cap Fund may pledge or hypothecate its assets to secure its borrowings.

4. The Large Cap Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

5. The Large Cap Fund will not make investments for the purpose of exercising control or management of any company.

6. The Large Cap Fund will not purchase securities of any issuer (other than the United States (sometimes referred to as “U.S.”) or an instrumentality of the United States) if, as a result of such purchase, the Large Cap Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Large Cap Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Large Cap Fund’s total assets may be invested without regard to these limitations.

7. The Large Cap Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

1

8. The Large Cap Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

9. The Large Cap Fund will not act as an underwriter or distributor of securities other than shares of the Large Cap Fund (except to the extent that the Large Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

10. The Large Cap Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

11. The Large Cap Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

12. The Large Cap Fund will not purchase or sell commodities or commodity contracts.

The Large Cap Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1. The Large Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The Large Cap Fund’s investments in warrants will be limited to 5% of the Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Large Cap Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange (the “NYSE”) or the American Stock Exchange, now known as NYSE Amex Equities.

3. The Large Cap Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Large Cap Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Large Cap Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Large Cap Fund not pay any sales charge or service fee in connection with such investment.

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If

2

these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Large Cap Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Large Cap Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Large Cap Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Large Cap Fund’s name.  If the Corporation’s Board of Directors determines to change this non-fundamental policy for the Large Cap Fund, the Large Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

INVESTMENT CONSIDERATIONS

The Large Cap Fund’s prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

The Large Cap Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.  However when the Large Cap Fund’s investment adviser, Fiduciary Management, Inc. (the “Adviser”) believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Large Cap Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.  The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

The Large Cap Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.  The Large Cap Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”).  The Large Cap Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in

3

quality to the rated issues it purchases.  If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investments in debt securities are interest rate risk and credit risk.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations.  Credit risk is the risk that the issuers of debt securities held by the Large Cap Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

Preferred Stocks

The Large Cap Fund may invest in preferred stocks , both convertible and nonconvertible .  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for

4

other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Large Cap Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Large Cap Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

The Large Cap Fund may invest in warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants involve the risk that the Large Cap Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Foreign Securities

The Large Cap Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depositary Receipts (“ADRs”) of such issuers, but will limit its investments in such securities to 30% of its net assets.  The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 30% limitation.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.

The value of the Large Cap Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Large Cap Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Large Cap Fund’s income without providing a tax credit for the Large Cap Fund’s shareholders.  Although the Large Cap Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to

5

have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Money Market Instruments

The Large Cap Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Large Cap Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of  $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor’s, or Prime-1 or Prime-2 by Moody’s, commercial paper master notes and repurchase agreements.

The Large Cap Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization .  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the Large Cap Fund’s investments in commercial paper and commercial paper master notes is credit risk.

Repurchase Agreements (Lending)

The Large Cap Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, the Large Cap Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Large Cap Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  The Large Cap Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.

The Large Cap Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Large Cap Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Large Cap Fund.  In such

6

event, the Large Cap Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the Large Cap Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Portfolio Turnover

The Large Cap Fund does not trade actively for short-term profits.  However, if the objectives of the Large Cap Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Large Cap Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Large Cap Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Large Cap Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Illiquid Securities

The Large Cap Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Large Cap Fund could adversely affect their marketability, causing the Large Cap Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof ( for example , certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

7

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Large Cap Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Large Cap Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Large Cap Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Large Cap Fund’s shareholders.  The Large Cap Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Large Cap Fund’s portfolio holdings prior to the public disclosure of such information.

The Large Cap Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Large Cap Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below).  The Large Cap Fund may not pay any of these rating and ranking organizations.  The disclosure of the Large Cap Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Large Cap Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

The Large Cap Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Large Cap Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.   There is no set frequency at which this information is provided to the Large Cap Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the Large Cap Fund , and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed .  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Large Cap Fund’s portfolio unless specifically authorized by the Large Cap Fund.

8

As an example, the Large Cap Fund’s administrator is responsible for maintaining the accounting records of the Large Cap Fund, which includes maintaining a current portfolio of the Large Cap Fund.  The Large Cap Fund also undergoes an annual audit which requires the Large Cap Fund’s independent registered public accounting firm to review the Large Cap Fund’s portfolio.  In addition to the Large Cap Fund’s administrator, the Large Cap Fund’s custodian also maintains an up-to-date list of the Large Cap Fund’s holdings.  The third party service providers to whom the Large Cap Fund provides non-public portfolio holdings information are the Large Cap Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the Large Cap Fund’s independent registered public accountants , PricewaterhouseCoopers LLP, the Large Cap Fund’s legal counsel, Foley & Lardner LLP, and the Large Cap Fund’s custodian, U.S. Bank, N.A.  The Large Cap Fund may also provide non-public portfolio holdings information to the Large Cap Fund’s financial printer in connection with the preparation, distribution and filing of the Large Cap Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The Large Cap Fund, the Focus Fund and the International Fund (the portfolios of FMI Funds, Inc.), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI Mutual Funds, Inc.) comprise a “ Fund Complex ,” as such term is defined in the 1940 Act.)  Certain important information with respect to each of the current directors and officers of the Corporation are as follows (ages are as of January 31, 2012):

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Patrick J. English, (1) 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); Vice President since 2001 (One year term); 4 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	FMI Common Stock Fund, Inc.

9

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Ted D. Kellner, (1) 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); President and Treasurer since 2001 (One year term for each office); 4 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011) and FMI Common Stock Fund, Inc.

Richard E. Lane, (1) 56 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Lane is President of Broadview Advisors, LLC, the sub-adviser to the Focus Fund.	None
____________________
(1)
Messrs. English, Kellner and Lane are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act.  Messrs. English and Kellner are “interested persons” of the Corporation because they are officers of the Corporation and the Adviser , and Mr. Lane is an “interested person” of the Corporation because he is an officer of the Focus Fund’s sub-adviser.

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Barry K. Allen, 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company, and Senior Advisor for Providence Equity Partners (Providence, RI) since September 2007.  He was Operations Officer and Executive Vice President of Qwest Communications International, Inc. (Denver, CO), a global communications company, from September 2002 to June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

10

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert C. Arzbaecher, 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 5 Portfolios.
Mr. Arzbaecher is President and Chief Executive Officer of Actuant Corporation ( Menomonee Falls , WI), a manufacturer of a broad range of industrial products and systems since August 2000, and, since January 2002, has been the Chairman of the Board of Directors of Actuant Corporation.
Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.

Gordon H. Gunnlaugsson, 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc. (until June 2009).

Paul S. Shain, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems.  Prior to joining Singlewire in April 2009, Mr. Shain was Senior Vice President of CDW Corporation (Vernon Hills, IL) and Chief Executive Officer of Berbee Information Networks, a strategic business unit of CDW which CDW acquired in 2006.  Mr. Shain was employed in various capacities by CDW and Berbee Information Networks from January 2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

11

Name, Address, Age and Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers
John S. Brandser, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Vice President since 2008 (One year term); Secretary since 2009 (One year term).	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	Not Applicable.

Kathleen M. Lauters, 59 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.  The Board has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2011 , and all of the directors attended each of those meetings.  The audit committee met once during the fiscal year ended September 30, 2011 , and all of the members of the committee attended that meeting.

Qualification of Directors

Patrick J. English and Ted D. Kellner have for many years served as portfolio managers of the Large Cap Fund, and have each been a director of the Corporation for 11 years.  Their experience and skills as portfolio managers of the Large Cap Fund, as well as their familiarity with the investment strategies utilized by the Adviser and with the Large Cap Fund’s portfolio, led to the conclusion that they should serve as directors.  Richard E. Lane has extensive experience in the investment management industry as president of an investment advisory firm and portfolio manager of one of the Corporation’s series, making him a valuable source of knowledge.  Barry K. Allen’s experience with regulated industries, most recently as president of

12

a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non- interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee , and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation

13

and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation

During the fiscal year ended September 30, 2011 , the Corporation paid a cumulative total of $83,400 in director’s fees, and paid each non-interested director $20,850 in director’s fees.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $5,150 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $3,500 .

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2011 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2011 .

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Large Cap Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Richard E. Lane	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$10,150	$ 0	$ 0	$33,250
Robert C. Arzbaecher	$10,150	$ 0	$ 0	$33,250
Gordon H. Gunnlaugsson	$10,150	$ 0	$ 0	$33,250
Paul S. Shain	$10,150	$ 0	$ 0	$33,250

14

Code of Ethics

The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Large Cap Fund, subject to certain conditions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Large Cap Fund or is being purchased or sold by the Large Cap Fund.

Proxy Voting Policies

The Fund votes proxies in accordance with the Adviser’s proxy voting policy.  In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues ( namely, issues relating to the environment, labor, etc.)

In the event that a vote presents a conflict of interest between the interests of the Large Cap Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board directs.  If the Adviser receives no direction from the Board, the Adviser will abstain from voting.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.fmifunds.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Large Cap Fund beneficially owned by each current director as of December 31, 2011 , which is also the valuation date:

15

Name of Director or Nominee	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)

Interested Directors
Patrick J. English	Over $100,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000
Richard E. Lane	$50,001-$100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	Over $100,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000
_______________
(1)	The funds included are the Large Cap Fund, the Focus Fund, the International Fund, the FMI Common Stock Fund and the FMI Provident Trust Strategy Fund.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2011 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

Name and Address	Percent of Fund	Nature of Ownership

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	40.56%	Record

National Financial Services LLC FBO The Exclusive Benefit of Customers 200 Liberty Street New York, NY 10281-1003	28.76%	Record

Strafe & Co.* P.O. Box 160 Westerville, OH 43086-0160	13.06%	Beneficial

*
Strafe & Co. is a subsidiary or affiliate of J.P. Morgan Chase.  The shares are held for the benefit of underlying accounts for which Strafe & Co. may have voting or investment power.  Specifically, 13.02 % of outstanding shares are held at J.P. Morgan Chase Bank and 0.04% of outstanding shares are held at J.P. Morgan Securities Inc. for the benefit of their clients.

As of December 31, 2011 , the Officers and Directors as a group owned less than 1% of the outstanding shares of the Fund.

16

No person is deemed to “control” the Large Cap Fund, as that term is defined in the 1940 Act, because the Large Cap Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Large Cap Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGEMENT
COMMITTEE AND ADMINISTRATOR

The investment adviser to the Large Cap Fund is Fiduciary Management, Inc.

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between the Large Cap Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the Large Cap Fund.  The Adviser supervises and manages the investment portfolio of the Large Cap Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Large Cap Fund’s investment portfolio.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Large Cap Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Large Cap Fund’s investments, and bears all sales and promotional expenses of the Large Cap Fund, other than distribution expenses paid by the Large Cap Fund pursuant to the Large Cap Fund’s Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities.  For the foregoing, the Adviser receives an annual fee of 0.75% of the daily net assets of the Fund.  During the fiscal years ended September 30, 2011, 2010 and 2009 , the Large Cap Fund paid the Adviser advisory fees of $29,953,543 , $19,829,013 and $11,801,546, respectively.

The Large Cap Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The Large Cap Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Large Cap Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having

17

custody of the Large Cap Fund’s assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse the Large Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Large Cap Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 1.20%.  In addition to the reimbursement required under the Advisory Agreement, the Adviser voluntarily reimbursed the Large Cap Fund to the extent necessary to insure that the expenses of the Large Cap Fund did not exceed 1.00% of the Large Cap Fund’s average net assets for the fiscal years ended 2011 , 2010 and 2009 .  As of the date of this Statement of Additional Information, the shares of the Large Cap Fund are not qualified for sale in any state which imposes an expense limitation.  Accordingly, the percentage applicable to the Large Cap Fund is 1.20%.

The Large Cap Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Large Cap Fund exceeds the expense limitation, the Large Cap Fund creates an account receivable from the Adviser for the amount of such excess.  No expense reimbursement was required during the fiscal years ended September 30, 2011 , 2010 and 2009.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Large Cap Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement, or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Management Committee

The Large Cap Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Large Cap Fund’s portfolio. These portfolio managers to the Large Cap Fund may have responsibility for the day-to-day management of accounts other than the Large Cap Fund.  Information regarding these

18

other accounts is set forth below .  The number of accounts and assets shown is as of September 30, 2011 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of PMC Member	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ted D. Kellner	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Patrick J. English	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

John S. Brandser	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Andy P. Ramer	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Jonathan T. Bloom	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Matthew J. Goetzinger	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Robert M. Helf	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Karl T. Poehls	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Daniel G. Sievers	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

The portfolio managers of the Large Cap Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Large Cap Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Large Cap Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Large Cap Fund or the value of the Large Cap Fund’s assets.  The following tables outline the forms of compensation paid to each portfolio manager and their ownership of shares of the Large Cap Fund as of September  30,  2011 .

19

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Ted D. Kellner	Salary	Adviser	Mr. Kellner’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

John S. Brandser	Salary/Bonus	Adviser
Mr. Brandser’s salary and bonus are based upon the management fees of the Adviser.  The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Andy P. Ramer	Salary/Bonus	Adviser	Mr. Ramer’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jonathan T. Bloom	Salary/Bonus	Adviser	Mr. Bloom’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Matthew J. Goetzinger	Salary/Bonus	Adviser
Mr. Goetzinger’s salary and bonus are based upon the management fees of the Adviser.   The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Robert M. Helf	Salary/Bonus	Adviser	Mr. Helf’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Karl T. Poehls	Salary/Bonus	Adviser	Mr. Poehls’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Daniel G. Sievers	Salary/Bonus	Adviser	Mr. Sievers’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Name of PMC Member	Dollar Range of Shares in the Large Cap Fund
Ted Kellner	Over $1,000,000
Patrick J. English	$100,001-$500,000
John S. Brandser	$100,001-$500,000
Andy P. Ramer	$100,001-$500,000

20

Name of PMC Member	Dollar Range of Shares in the Large Cap Fund
Jonathan T. Bloom	$10,001-$50,000
Matthew J. Goetzinger	$100,001-$500,000
Robert M. Helf	$100,001-$500,000
Karl T. Poehls	$100,001-$500,000
Daniel G. Sievers	$10,001-$50,000

Administrator

Before October 1, 2009, the Adviser served as administrator to the Large Cap Fund under a prior administration agreement.  The mutual fund administration and accounting servicing division of the Adviser was acquired by USBFS on October 1, 2009 and effective October 1, 2009, USBFS serves as administrator to the Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Large Cap Fund's net asset value, responds to shareholder inquiries, prepares the Large Cap Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Large Cap Fund's financial accounts and records and generally assists in all aspects of the Large Cap Fund's operations. For the foregoing, USBFS receives an annual fee of 0.20% on the first $30,000,000 of the average daily net assets of the Large Cap Fund, 0.10% on the next $70,000,000 of the average daily net assets of the Large Cap Fund, and 0.05% on the average daily net assets of the Large Cap Fund in excess of $100,000,000.

During the fiscal year ended September 30, 2009, the Large Cap Fund paid the Adviser fees of $870,167 pursuant to the prior administration agreement.

During the fiscal years ended September 30, 2011 and 2010, the Large Cap Fund paid USBFS $2,080,903 and $1,405,935, respectively , pursuant to the Large Cap Fund’s current administration agreement.

Term of Agreements and Liability

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Large Cap Fund’s shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.

The administration agreement will remain in effect for an initial period of three years.  Subsequent to the initial three-year term, this agreement may be terminated by either the Large Cap Fund or USBFS upon giving 90 days prior written notice to the other party .

The Advisory Agreement and the administration agreement provide that neither the Adviser nor USBFS shall be liable to the Large Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or

21

duties.  The Advisory Agreement and the administration agreement also provide that the Adviser, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Large Cap Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Large Cap Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  In determining the net asset value of the Large Cap Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.

Any securities for which there are no readily available market quotations, will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Large Cap Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Large Cap Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

DISTRIBUTION OF SHARES

The Large Cap Fund has adopted a Service and Distribution Plan (the “Plan”) in anticipation that the Large Cap Fund will benefit from the Plan through increased sales of shares, thereby reducing the Large Cap Fund’s expense ratio and providing greater flexibility in

22

portfolio management.  The Plan authorizes payments by the Large Cap Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Large Cap Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the Large Cap Fund may be spent by the Large Cap Fund on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan permits the Large Cap Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Large Cap Fund’s shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature.  Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities.  If a distributor is employed by the Large Cap Fund, the distributor will directly bear all sales and promotional expenses of the Large Cap Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.  (In such event, the Large Cap Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.)  To the extent any activity is one which the Large Cap Fund may finance without a plan pursuant to Rule 12b-1, the Large Cap Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the Large Cap Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Large Cap Fund.  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Large Cap Fund provided for in the Plan requires approval of the shareholders of the Large Cap Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  The Large Cap Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

23

DISTRIBUTOR

Effective September 1, 2010, Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Large Cap Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.   Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Large Cap Fund.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Large Cap Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Large Cap Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Large Cap Fund to dispose of its securities or fairly to determine the value of its net assets.

24

EXCHANGE PRIVILEGE

Investors may exchange shares of the Large Cap Fund for shares of the Focus Fund, the International Fund, FMI Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Large Cap Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the Large Cap Fund to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Large Cap Fund or the Adviser of, an investment in the Focus Fund, the International Fund, FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Large Cap Fund or (ii) the proceeds from redemption of the shares of the Focus Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Large Cap Fund, the Focus Fund, the International Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Large Cap Fund upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of the Large Cap Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Large Cap Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the Large Cap Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

25

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of Large Cap Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Large Cap Fund on shares held in such account reinvested into additional Large Cap Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Large Cap Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Large Cap Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Large Cap Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Large Cap Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to the Large Cap Fund means the best net price ( namely, the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price ( namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Large Cap Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have

26

substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Large Cap Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Large Cap Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Large Cap Fund and the other accounts as to which it exercises investment discretion.  During the fiscal years ended September 30, 2011, 2010 and 2009 , the Large Cap Fund paid brokerage commissions of $1,940,087 on transactions having a total value of $2,791,313,427, $1 ,455,419 on transactions having a total value of $1,990,797,471 and $1,780,417 on transactions having a total value of $1,768,589,670, respectively.  Of the brokerage commissions paid by the Large Cap Fund in the fiscal year ended September 30, 2011 , all but $1,032,001 on transactions of $2,016,855,766 were paid to brokers who provided research services to the Adviser.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Large Cap Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Large Cap Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Large Cap Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., acts as the Large Cap Fund’s administrator, transfer agent and dividend disbursing agent.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

The Large Cap Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  The Large Cap Fund has so qualified in each of its fiscal years.  If the Large Cap Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Large Cap Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Large Cap Fund would not be liable for income tax on the Large Cap Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Large Cap Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Large Cap Fund.

27

The Large Cap Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Large Cap Fund are taxable to investors, whether received in cash or in additional shares of the Large Cap Fund.  A portion of the Large Cap Fund’s income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

From time to time the Large Cap Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Large Cap Fund’s dividends paid deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Large Cap Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares of the Large Cap Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Large Cap Fund may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Large Cap Fund with a correct social security or other tax identification number.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Large Cap Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Large Cap Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Large Cap Fund of such C corporation status or the Large Cap Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that

28

broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Large Cap Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Large Cap Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Large Cap Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Large Cap Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Large Cap Fund.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the

29

Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board of Directors to issue 800,000,000 shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering three series, the Focus Fund, the Large Cap Fund and the International Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose.

30

Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds.  However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP currently serves as the independent registered public accounting firm for the Large Cap Fund.  PricewaterhouseCoopers LLP has served as the Large Cap Fund’s independent registered public accounting firm since the fiscal year ended September 30, 2002.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Large Cap Fund.

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The Large Cap Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The Large Cap Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

31

The ratings are based, in varying degrees, on the following considerations:

—	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation; and

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issue rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and

32

principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

33

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

34

Commercial Paper Ratings

The Large Cap Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

35

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

36

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012

FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI International Fund
(Ticker: FMIJX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI International Fund dated January 31, 2012 .  Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2011, of FMI International Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 14, 2011:

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2012 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

i

FUND HISTORY AND CLASSIFICATION

FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Focus Fund (the “Focus Fund”), and two non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”) and FMI International Fund (the “International Fund”) (collectively the Focus Fund, the Large Cap Fund and the International Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”).  This Statement of Additional Information provides information about the International Fund.  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT RESTRICTIONS

The International Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the International Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the International Fund.

1. The International Fund will not issue senior securities, except as permitted under paragraph 2 below (the second non-fundamental investment restriction on the following page) or as permitted under the 1940 Act.

2. The International Fund will not borrow money, except as permitted under the 1940 Act.

3. The International Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings.

4. The International Fund will not purchase or sell commodities, except as permitted by the 1940 Act.

5. The International Fund will not make loans except as permitted under the 1940 Act.

6. The International Fund will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein).

7. The International Fund will not act as an underwriter or distributor of securities other than shares of the International Fund (except to the extent that the International Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

8. The International Fund will not invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.   United States (sometimes referred to as “U.S.”) government securities are excluded from this restriction.

The International Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1. The International Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The International Fund will not purchase securities on margin.  However, the International Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the International Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in fundamental investment restriction No. 2 above.

3. The International Fund will not sell securities short or write put and call options, except that the International Fund may purchase and sell derivative instruments as described in this Statement of Additional Information.

4. The International Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

5. The International Fund will normally invest at least 65% of the value of its total assets in equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.

6. The International Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the International Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the International Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the International Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the International Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the International Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the International Fund not pay any sales charge or service fee in connection with such investment.

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the International Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the International Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The International Fund’s prospectus describes its principal investment strategies and risks.  This section expands upon and supplements that discussion and also discusses non-principal investment strategies and risks.

The International Fund invests mainly in a limited number of large capitalization ( namely, companies with more than $5 billion market capitalization) non-U.S. companies.  When the International Fund’s investment adviser, Fiduciary Management, Inc. (the “Adviser”), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the International Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.  The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

The International Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.  The International Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”).  The International Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investments in debt securities are interest rate risk and credit risk.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  Credit risk is the risk that the issuers of debt securities held by the International Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

Preferred Stocks

The International Fund may invest in preferred stocks , both convertible and nonconvertible .  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of a preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of a convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities

The International Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases .

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature ( namely, strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise).   However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the International Fund is called for redemption or conversion, the International Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the International Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Managing Investment Exposure

The International Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio.  These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.

The Adviser may use these techniques to adjust the risk and return characteristics of the International Fund’s portfolio.  If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the International Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss.  Use of these techniques may increase the volatility of the International Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The International Fund may use these techniques for hedging, risk management or portfolio management purposes, but not for speculation.

Currency Hedging Transactions.  Since the International Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the International Fund’s assets from the perspective of U.S. investors.  The International Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the International Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the International Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.

By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the International Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the International Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The International Fund will not enter into such forward contracts where the consummation of the contracts would obligate the International Fund to deliver an amount of foreign currency materially  in excess of the value of the International Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the International Fund will be served.

At the maturity of a forward contract, the International Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the International Fund retains the portfolio securities and engages in an offsetting transaction, the International Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the International Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the International Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the International Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the International Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, the International Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the International Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, the International Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the International Fund’s securities exceed the amount of foreign currency the International Fund is obligated to deliver.  The International Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the International Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The International Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer.

The International Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the International Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the International Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the International Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the International Fund’s investments exactly over time.

Options on Securities and Indexes.  The International Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).  The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The International Fund will write call options and put options only if they are “covered.”  For example, in the case of a call option on a security, the option is “covered” if the International Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the International Fund expires, the International Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the International Fund expires, the International Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series ( namely, the same type, exchange, underlying security or index, and exercise price).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the International Fund desires.

The International Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the International Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the International Fund will realize a capital gain or, if it is less, the International Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the International Fund is an asset of the International Fund, valued initially at the premium paid for the option.  The premium received for an option written by the International Fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the International Fund seeks to close out an option position.  If the International Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless.  If the International Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.  As the writer of a covered call option on a security, the International Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the International Fund, the International Fund would not be able to close out the option.  If restrictions on exercise were imposed, the International Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts.  The International Fund may buy and sell futures contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price.  The International Fund also may purchase and write call and put options on futures contracts.  Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.

The International Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  The International Fund will not use these instruments for speculative purposes.  The International Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The International Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of the International Fund’s net assets.

To avoid leveraging and related risks, when the International Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.  (A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.)

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the International Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Warrants

The International Fund may invest in warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants involve the risk that the International Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Foreign Securities

The International Fund invests in securities of foreign issuers traded on a foreign securities exchange or in American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”) of such issuers.  The Fund also invests in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the International Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the International Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the International Fund’s income without providing a tax credit for the International Fund’s shareholders.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investments in ADRs or ADSs.  The International Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Emerging Markets.  The International Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The International Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the International Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the International Fund’s portfolio.  Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect International Fund assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Registered Investment Companies

The International Fund may from time to time invest in shares of registered investment companies.  If the International Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which the International Fund invests.  By investing indirectly through the International Fund, an investor bears not only his or her proportionate share of the expenses of the International Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the International Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the International Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the International Fund invests may determine to make payment of a redemption by the International Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the International Fund may hold such securities until the Adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the International Fund.

Investment decisions by the investment advisers to the registered investment companies in which the International Fund invests are made independently of the International Fund and the Adviser.  At any particular time, one registered investment company in which the International Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the International Fund invests.  As a result, the International Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Money Market Instruments

The International Fund may invest in cash and money market securities.  The International Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the International Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of  $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor’s, or Prime-1 or Prime-2 by Moody’s, commercial paper master notes and repurchase agreements.

The International Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization .  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the International Fund’s investments in commercial paper and commercial paper master notes is credit risk.

Illiquid Securities

The International Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the International Fund could adversely affect their marketability, causing the International Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof ( for example , certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the International Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the International Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

Repurchase Agreements (Lending)

The International Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, the International Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the International Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  Under the 1940 Act, the aggregate value of all of the International Fund’s repurchase agreements may not exceed 33 1/3% of the value of the International Fund’s total assets.  The International Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.

The International Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the International Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the International Fund.  In such event, the International Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the International Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Reverse Repurchase Agreements (Borrowing)

The International Fund may borrow money to the extent permitted by the 1940 Act, including through reverse repurchase agreements.  The 1940 Act currently permits the International Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  Also, under the 1940 Act, a reverse repurchase agreement is not considered to constitute the prohibited issuance of a senior security by the International Fund, if the International Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements (a “covered reverse repurchase agreement”), and a covered reverse repurchase agreement is not considered to be subject to the 300% asset coverage requirement.

In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  During the time a reverse repurchase agreement is outstanding, the International Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price.  The aggregate value of the International Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the International Fund’s total assets.

As discussed above, the International Fund may not invest more than 15% of its net assets in illiquid securities.  Reverse repurchase agreements maturing in more than seven days are considered illiquid.

Borrowing

The International Fund may not borrow money except as permitted by the 1940 Act.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, the International Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the International Fund borrows money, positive or negative performance by the International Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the International Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the International Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the International Fund’s net investment income in any given period.

The International Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the International Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the International Fund might not be able to recover some or all of the pledged assets.

Portfolio Turnover

The International Fund does not trade actively for short-term profits.  However, if the objectives of the International Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the International Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the International Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the International Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The International Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the International Fund’s shareholders.  The International Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the International Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the International Fund’s Chief Compliance Officer may authorize the disclosure of the International Fund’s portfolio holdings prior to the public disclosure of such information.

The International Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The International Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the International Fund’s website (as described below).  The International Fund may not pay any of these rating and ranking organizations.  The disclosure of the International Fund’s portfolio holdings to its service providers is discussed below.

There may be instances where the interests of the shareholders of the International Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the International Fund.  In such situations, the International Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

The International Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the International Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the International Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the International Fund, and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the International Fund’s portfolio holdings unless specifically authorized by the International Fund.

As an example, the International Fund’s administrator is responsible for maintaining the accounting records of the International Fund, which includes maintaining a current portfolio of the International Fund.  The International Fund also undergoes an annual audit which requires the International Fund’s independent registered public accounting firm to review the International Fund’s portfolio.  In addition to the International Fund’s administrator, the International Fund’s custodian also maintains an up-to-date list of the International Fund’s holdings.  The third party service providers to whom the International Fund provides non-public portfolio holdings information are the International Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the International Fund’s independent registered public accountants, PricewaterhouseCoopers LLP, the International Fund’s legal counsel, Foley & Lardner LLP, and the International Fund’s custodian, U.S. Bank, N.A.  The International Fund may also provide non-public portfolio holdings information to the International Fund’s financial printer in connection with the preparation, distribution and filing of the International Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the International Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE CORPORATION

Management

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.   (The International Fund, the Large Cap Fund, and the Focus Fund (the portfolios of FMI Funds, Inc.), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.) and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI Mutual Funds, Inc.) comprise a “Fund Complex,” as such term is defined in the 1940 Act.) Certain important information with respect to each of the current directors and officers of the Corporation are as follows ( ages are as of January 31, 2012 ):

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Patrick J. English, (1) 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); Vice President since 2001 (One year term); 4 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	FMI Common Stock Fund, Inc.

Ted D. Kellner, (1) 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); President and Treasurer since 2001 (One year term for each office); 4 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011) and FMI Common Stock Fund, Inc.

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Richard E. Lane, (1) 56 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Lane is President of Broadview Advisors, LLC, the sub-adviser to the Focus Fund.	None
____________________
(1)
Messrs. English, Kellner and Lane are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act.  Messrs. English and Kellner are “interested persons” of the Corporation because they are officers of the Corporation and the Adviser, and Mr. Lane is an “interested person” of the Corporation because he is an officer of the Focus Fund’s sub-adviser.

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Barry K. Allen, 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company, and Senior Advisor for Providence Equity Partners (Providence, RI) since September 2007.  He was Operations Officer and Executive Vice President of Qwest Communications International, Inc. (Denver, CO), a global communications company, from September 2002 to June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert C. Arzbaecher, 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 5 Portfolios.
Mr. Arzbaecher is President and Chief Executive Officer of Actuant Corporation ( Menomonee Falls , WI), a manufacturer of a broad range of industrial products and systems since August 2000, and, since January 2002, has been the Chairman of the Board of Directors of Actuant Corporation.
Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.

Gordon H. Gunnlaugsson, 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc. (until June 2009).

Paul S. Shain, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems.  Prior to joining Singlewire in April 2009, Mr. Shain was Senior Vice President of CDW Corporation (Vernon Hills, IL) and Chief Executive Officer of Berbee Information Networks, a strategic business unit of CDW which CDW acquired in 2006.  Mr. Shain was employed in various capacities by CDW and Berbee Information Networks from January 2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Name, Address, Age and Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers
John S. Brandser, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Vice President since 2008 (One year term); Secretary since 2009 (One year term).	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	Not Applicable.

Kathleen M. Lauters, 59 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.  The Board has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2011, and all of the directors attended each of those meetings.  The audit committee met once during the fiscal year ended September 30, 2011, and all of the members of the committee attended that meeting.

Qualification of Directors

Patrick J. English and Ted D. Kellner have for many years served as portfolio managers of the Large Cap Fund, which has investment strategies similar to the International Fund, and have each been a director of the Corporation for 11 years.  Their experience and skills as portfolio managers of the Large Cap Fund, as well as their familiarity with the investment strategies utilized by the Adviser and with the International Fund’s portfolio, led to the conclusion that they should serve as directors.  Richard E. Lane has extensive experience in the investment management industry as president of an investment advisory firm and portfolio manager of one of the Corporation’s series, making him a valuable source of knowledge.  Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non- interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee , and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation

During the fiscal year ended September 30, 2011 , the Corporation paid a cumulative total of $83,400 in director’s fees, and paid each non-interested director $20,850 in director’s fees.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $5,150 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $3,500 .

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2011 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2011 .

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Richard E. Lane	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$1,500	$ 0	$ 0	$33,250
Robert C. Arzbaecher	$1,500	$ 0	$ 0	$33,250
Gordon H. Gunnlaugsson	$1,500	$ 0	$ 0	$33,250
Paul S. Shain	$1,500	$ 0	$ 0	$33,250

Code of Ethics

The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the International Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the International Fund or is being purchased or sold by the International Fund.

Proxy Voting Policies

The International Fund will vote proxies in accordance with the Adviser’s proxy voting policy.  In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common shareholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues ( namely, issues relating to the environment, labor, etc.)

In the event that a vote presents a conflict of interest between the interests of the International Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange.  On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board directs.  If the Adviser receives no direction from the Board, the Adviser will abstain from voting.

Information on how the International Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds’ website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the International Fund beneficially owned by each current director as of December 31, 2011 , which is also the valuation date:

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)

Interested Directors
Patrick J. English	Over $100,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)
Richard E. Lane	None	Over $100,000

Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000
Robert C. Arzbaecher	$50,001-$100,000	Over $100,000
Gordon H. Gunnlaugsson	$50,001-$100,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000
_______________
(1)	The funds that comprise the “Family of Investment Companies” are the International Fund, the Large Cap Fund, the Focus Fund, the FMI Common Stock Fund and the FMI Provident Trust Strategy Fund.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2011 own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

Name and Address	Percent of Fund	Nature of Ownership

Ted D. Kellner* c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	43.16%	Beneficial

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	32.24%	Record

Patrick J. English* c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	27.28%	Beneficial

c/o M&I Trust Co. N.A. Attn: MF MITRA & Co. FBO 98 11270 W. Park Place Suite 400 Milwaukee, WI 53224-3638	6.30%	Record

*
Mr. Kellner and Mr. English share voting power on 169,465 shares, which equals 19.63% of the Fund.  These shares are reflected twice in the ownership table above as they are reported in the holdings for both Mr. Kellner and Mr. English.

As of December 31, 2011, the Officers and Directors as a group owned 54.39% of the outstanding shares of the Fund.

A control person, as that term is defined in the 1940 Act, is one who owns beneficially or through controlled companies more than 25% of the voting securities of the International Fund or acknowledges that it controls the International Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the International Fund.  The Corporation does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGEMENT COMMITTEE
AND ADMINISTRATOR

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman of the Board; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between the International Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the International Fund.  The Adviser supervises and manages the investment portfolio of the International Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the International Fund’s investment portfolio.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the International Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the International Fund’s investments, and bears all sales and promotional expenses of the International Fund, other than distribution expenses paid by the International Fund pursuant to the International Fund’s Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities.  For the foregoing, the Adviser receives an annual fee of 0.75% of the daily net assets of the International Fund.   During the fiscal year ended September 30, 2011, the International Fund paid the Adviser fess of $64,582, all of which were reimbursed to the International Fund, as discussed below.

The International Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The International Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the International Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the International Fund’s assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse the International Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the International Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 1.75%.   In addition to the reimbursement required under the Advisory Agreement, the Adviser voluntarily reimbursed the International Fund to the extent necessary to insure that the expenses of the International Fund did not exceed 1.00% of the International Fund’s average net assets for the fiscal year ended 2011.   As of the date of this Statement of Additional Information, the shares of the International Fund are not qualified for sale in any state which imposes an expense limitation.  Accordingly, the percentage applicable to the International Fund is 1.75%.

The International Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the International Fund exceeds the expense limitation, the International Fund creates an account receivable from the Adviser for the amount of such excess.   For the International Fund, such reimbursement amounted to $64,582 for the period December 31, 2010 (commencement of operations) to September 30, 2011.  In addition to the contractual reimbursement amount, the Adviser also voluntarily reimbursed the Fund $164,394 for the period December 31, 2010 (commencement of operations) to September 30, 2011.

The Advisory Agreement for the International Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the International Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Management Committee

The International Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the International Fund’s portfolio.  These portfolio managers to the International Fund may have responsibility for the day-to-day management of accounts other than the International Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets (in millions) shown is as of September 30, 2011 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of PMC Member	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ted D. Kellner	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Patrick J. English	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

John S. Brandser	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Andy P. Ramer	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Jonathan T. Bloom	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Matthew J. Goetzinger	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Robert M. Helf	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Karl T. Poehls	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

Daniel G. Sievers	3	3	886	0	0	0
	$432 million	$255 million	$4.6 billion	$0	$0	$0

The portfolio managers of the International Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the International Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the International Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the International Fund or the value of the International Fund’s assets.  The tables below outline the forms of compensation paid to each portfolio manager and their ownership of shares of the International Fund as of September 30, 2011 .

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Ted D. Kellner	Salary	Adviser	Mr. Kellner’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

John S. Brandser	Salary/Bonus	Adviser
Mr. Brandser’s salary and bonus are based upon the management fees of the Adviser.   The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Andy P. Ramer	Salary/Bonus	Adviser	Mr. Ramer’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Jonathan T. Bloom	Salary/Bonus	Adviser	Mr. Bloom’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Matthew J. Goetzinger	Salary/Bonus	Adviser
Mr. Goetzinger’s salary and bonus are based upon the management fees of the Adviser.   The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Robert M. Helf	Salary/Bonus	Adviser	Mr. Helf’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Karl T. Poehls	Salary/Bonus	Adviser	Mr. Poehls’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Daniel G. Sievers	Salary/Bonus	Adviser	Mr. Sievers’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Name of PMC Member	Dollar Range of Shares in the International Fund
Ted Kellner	Over $1,000,000
Patrick J. English	$100,001-$500,000
John S. Brandser	$100,001-$500,000
Andy P. Ramer	$50,001-$100,000
Jonathan T. Bloom	$10,001-$50,000
Matthew J. Goetzinger	$50,001-$100,000
Robert M. Helf	$10,001-$50,000
Karl T. Poehls	$10,001-$50,000
Daniel G. Sievers	$1-$10,000

Administrator

USBFS serves as administrator to the International Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the International Fund’s net asset value, responds to shareholder inquiries, prepares the International Fund’s financial statements, prepares reports and filings with the Securities and Exchange Commission (“SEC”) and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the International Fund’s financial accounts and records and generally assists in all aspects of the International Fund’s operations.  For the foregoing, USBFS receives an annual fee of 0.20% on the first $30,000,000 of the average daily net assets of the International Fund, 0.10% on the next $70,000,000 of the average daily net assets of the International Fund, and 0.05% on the average daily net assets of the International Fund in excess of $100,000,000.

During the fiscal year ended September 30, 2011 the International Fund paid USBFS $21,882 , pursuant to the International Fund’s administration agreement.

Term of Agreements and Liability

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the International Fund’s shareholders, on sixty days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.

The administration agreement will remain in effect for a period of two years.  Subsequent to the initial two-year term, this agreement may be terminated by either the International Fund or USBFS upon giving 90 days prior written notice to the other party .

The Advisory Agreement and the administration agreement provide that neither the Adviser nor USBFS shall be liable to the International Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement and the administration agreement also provide that the Adviser, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the International Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The International Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  In determining the net asset value of the International Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.

Any securities for which there are no readily available market quotations, will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The fair value of a security is the amount which the International Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the International Fund may not be able to sell a security at the fair value.  In determining fair value, the Board of Directors considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities.

The International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the International Fund calculates its nets asset value.  So, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.

DISTRIBUTION OF SHARES

The International Fund has adopted a Service and Distribution Plan (the “Plan”) in anticipation that the International Fund will benefit from the Plan through increased sales of shares, thereby reducing the International Fund’s expense ratio and providing greater flexibility in portfolio management.  The Plan authorizes payments by the International Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the International Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the International Fund may be spent by the International Fund on any activities or expenses primarily intended to result in the sale of shares of the International Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan permits the International Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the International Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the International Fund’s shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature.  Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities.  If a distributor is employed by the International Fund, the distributor will directly bear all sales and promotional expenses of the International Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.  (In such event, the International Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.)  To the extent any activity is one which the International Fund may finance without a plan pursuant to Rule 12b-1, the International Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the International Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the International Fund.  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the International Fund provided for in the Plan requires approval of the shareholders of the International Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the

Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.   The International Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the International Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  Currently, the Adviser compensates the Distributor for services that the Distributor provides to the International Fund.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the International Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the International Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the International Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the International Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of the International Fund for shares of the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the International Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the International Fund to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the International Fund or the Adviser of, an investment in the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the International Fund or (ii) the proceeds from redemption of the shares of the International Fund, the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the International Fund, the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the International Fund upon at least 60 days prior written notice to investors.

For federal income tax purposes, a redemption of shares of the International Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the International Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the International Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of International Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the International Fund on shares held in such account reinvested into additional International Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the International Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the International Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the International Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the International Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to the International Fund means the best net price (namely, the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price ( namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the International Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the International Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the International Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the International Fund and the other accounts as to which it exercises investment discretion.   During the fiscal year ended September 30, 2011, the International Fund paid brokerage commissions of $7,286 on transactions having a total value of $14,969,067.  Of the brokerage commissions paid by the International Fund in the fiscal year ended September 30, 2011, all but $6,810 on transactions of $14,449,971 were paid to brokers who provided research services to the Adviser.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the International Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the International Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the International Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., acts as the International Fund’s administrator, transfer agent and dividend disbursing agent.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

The International Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  If the International Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the International Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the International Fund would not be liable for income tax on the International Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the International Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the International Fund.

The International Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the International Fund are taxable to investors, whether received in cash or in additional shares of the International Fund.  A portion of the International Fund’s income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

From time to time the International Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the International Fund’s dividends paid deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the International Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares of the International Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The International Fund may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the International Fund with a correct social security or other tax identification number.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the International Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the International Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the International Fund of such C corporation status or the International Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the International Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the International Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the International Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the International Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the International Fund.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.  The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board of Directors to issue 800,000,000 shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering three series, the Focus Fund, the Large Cap Fund and the International Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose.  Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of Funds.  However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the International Fund.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the International Fund.

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The International Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The International Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

–
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Commercial Paper Ratings

The International Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

PART C

(FMI Funds, Inc.)

OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Registrant’s Articles of Incorporation. (1)

(a)(ii)	Articles Supplementary Effective as of December 13, 2001. (7)

(a)(iii)	Articles Supplementary Effective as of October 16, 2008. (5)

(a)(iv)	Articles Supplementary Effective as of September 17, 2010. (7)

(b)	Registrant’s Bylaws. (1)

(c)	See relevant portions of Articles of Incorporation, as amended, and By-laws.

(d)(i)	Amended and Restated Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (5)

(d)(ii)	Amended and Restated Sub-Advisory Agreement with Fiduciary Management, Inc. and Broadview Advisors, LLC relating to FMI Focus Fund. (5)

(d)(iii)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (2)

(d)(iv)	Amendment to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (3)

(d)(v)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI International Fund. (8)

(e)	Distribution Agreement (9)

(f)	None.

(g)(i)	Custody Agreement. (8)

(g)(ii)	Amendment to Custody Agreement – filed herewith.

(h)(i)	Fund Administration Servicing Agreement. (6)

(h)(ii)	First Amendment to Fund Administration Servicing Agreement. (8)

(h)(iii)	Transfer Agent Servicing Agreement. (6)

(h)(iv)	Amendment to Transfer Agent Servicing Agreement dated December 21, 2007. (6)

(h)(v)	Addendum to Transfer Agent Servicing Agreement dated June 18, 2009. (6)

(h)(vi)	Third Amendment to Transfer Agent Servicing Agreement. (8)

(h)(vii)	Fund Accounting Servicing Agreement. (6)

(h)(viii)	First Amendment to Fund Accounting Servicing Agreement. (8)

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant – filed herewith.

(j)(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(j)(ii)	Power of Attorney (9)

(k)	None.

(l)	Subscription Agreement. (1)

(m)	Service and Distribution Plan. (1)

(n)	None.

(p)(i)	Code of Ethics of Registrant. (5)

(p)(ii)	Code of Ethics of Fiduciary Management, Inc. (6)

(p)(iii)	Code of Ethics of Broadview Advisors, LLC. (4)

(1)	Previously filed as an exhibit to Registrant’s Initial Registration Statement on Form N-1A on September 26, 1996 and incorporated by reference thereto.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A on October 17, 2001 and incorporated by reference thereto.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A on December 1, 2004 and incorporated by reference thereto.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A on January 30, 2008 and incorporated by reference thereto.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A on January 30, 2009 and incorporated by reference thereto.

(6)	Previously filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A on January 29, 2010 and incorporated by reference thereto.

(7)	Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A on September 29, 2010 and incorporated by reference thereto.

(8)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A on December 8, 2010 and incorporated by reference thereto.

(9)	Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on January 31, 2011 and incorporated by reference thereto.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person.  Registrant neither controls any person nor is any person under common control with Registrant.

Item 30. Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.
B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made:  (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of:  (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriters

(a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Acadia Funds, Archer Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Direxion Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Oracle Funds, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Satuit Funds, Sparrow Funds, Turquoise Fund, Wireless Fund and Yacktman Funds.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of (a) the Registrant’s investment adviser, Fiduciary Management, Inc., at its corporate offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202; and (b) the Registrant’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC, at its corporate offices, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 31st day of January, 2012.

FMI FUNDS, INC.
(Registrant)

By: /s/ Ted D. Kellner
Ted D. Kellner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Ted D. Kellner	President, Treasurer and Director	January 31, 2012
Ted D. Kellner

/s/ Barry K. Allen	Director	January 31, 2012
Barry K. Allen

/s/ Robert C. Arzbaecher	Director	January 31, 2012
Robert C. Arzbaecher

/s/ Patrick J. English	Director	January 31, 2012
Patrick J. English

/s/ Gordon H. Gunnlaugsson	Director	January 31, 2012
Gordon H. Gunnlaugsson

/s/ Richard E. Lane	Director	January 31, 2012
Richard E. Lane

/s/ Paul S. Shain	Director	January 31, 2012
Paul S. Shain

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(g)(ii)	Amendment to Custody Agreement

(i)	Opinion of Foley & Lardner LLP

(j)(i)	Consent of Independent Registered Public Accounting Firm